Exhibit 16.7

Residential Real Estate Technical Review

[redacted]

Client & Intended User of this Technical Review:	[redacted]
Date of Appraisal:	12/4/2019
Appraiser:	[redacted]
Date of Appraisal Review:	12/6/2019
Reviewer:	[redacted]
Subject Property Address:	2505 OAK CIR ELLENWOOD GA 30294
File #	[redacted]

The appraisal report under review has been determined to be:

☒ ACCEPTABLE ☐ UNACCEPTABLE

Appraisal Estimate of Value "As IS"	**Appraisal Estimate of Value**
$95,000	Subject To Repairs

OTHER NOTEWORTHY ISSUES
Refinance Appraisal notates stable trends, supply and demand in balance and marketing time 3-6 months Subject was built in 1961 ; Effective Age 50 years Subject's condition is rated at C4- Kitchen-Updated 6-10 years ago;Bathrooms-Not updated Site Value $19,000 REL 53 years The appraisal utilized 3 sales and 0 listing. The adjusted and unadjusted sales prices bracket the final opinion of value. Photos/Exhibits required are included in the report *Subject does not generally conform-addressed in report, see comments on page 1

Residential Real Estate Technical Review

	No	Yes	N/A
1. Does the appraisal provide an "as is" market value?		X	
2. Does the appraisal report contain a signed Appraiser's Certification in compliance with the current version of USPAP, and includes the most recent additions to these certification statements:			
a. A statement certifying whether or not the appraiser has performed any prior service for the subject property within a 36-month period prior to accepting the assignment.		X	
b. A statement certifying whether or not the appraiser has investigated all prior sales of the subject property that may have occurred in the thirty-six month period prior to the effective date of the appraisal.		X	
3. If applicable, does the appraisal analyze the current sales contract, options and/or listing for the subject property?			X
4. If there is a prior sale of the subject property that has occurred with the last 6 months for a sales price 25% or greater below the current negotiated sales price or estimate of value, has the appraiser explained or commented on any conditions that have changed (physical features of the subject or economic and market changes) that have legitimately cause sharp increase in value?			X
5. Does the appraisal address a one-year prior sales history of the comparables sales?		X	
6. Does the appraisal state whether extraordinary assumptions and/or hypothetical conditions exist and, if so, what affect they may have on value?	X		
7. Does the appraisal state the identity of the client?		X	
8. Does the appraisal state the purpose and intended use of the appraisal?		X	
9. Does the appraisal adequately identify the subject real estate in the appraisal?		X	
10. Does the appraisal identify the property rights being appraised (Fee Simple, Leased Fee, or Leasehold)?		X	
11. Has the appraiser indicated whether or not the subject property is located in a PUD?		X	
12. Does the appraisal define the value to be estimated [Market Value]?		X	
13. Does the appraisal set forth the effective date of the appraisal?		X	
14. Does the appraisal report state the Scope of Work used to develop the appraisal?		X	
15. Is the highest and best use of the real estate stated?		X	
16. Does the appraisal provide relevant market information, analyzed using appropriately applied methodology, without mathematical error or omission of other pertinent known data in developing market value?		X	
17. Does the appraisal report conform to USPAP?		X	
18. Does the written report contain sufficient information and analysis to understand the appraiser's analysis and opinion of market value?		X	
19. Does the analysis within the body of the appraisal report apply appropriate discounts/deductions for proposed construction or renovation, partially leased buildings, non-market lease terms, or tract developments within sold units?		X	
20. Is the appraisal report based upon the definition or market value set forth in appraisal regulations (not a going concern or intangible value, value in use, or value to a specific user?)		X	
21. Did a state licensed or certified appraiser perform the appraisal assignment?		X	
22. Has the current or prospective zoning for the subject been analyzed for conforming qualities and Highest and Best use of the property?		X	
23. Are there any noted adverse site conditions or external factors?	X		
24. Has the appraiser commented on unfavorable site factors?	X		
25. Did the appraiser comment on physical and functional inadequacies and indicate whether or not repairs and modernization are needed?		X	
26. Have factors relating to age, condition, quality of construction, finish and equipment, as well as size and utility been properly adjusted and discussed in comments?		X	
27. Is there any noted obsolescence or deferred maintenance of the subject property?	X		
28. Has the appraiser made the report "Subject To" resolution of any necessary structural/health/safety issues (If FNMA/Freddie Mac or part of the scope of work?	X		
29. Does the appraiser indicate whether or not fair and poor improvement ratings adversely affect the property's marketability?		X	
30. Is there anything about the subject property's physical condition, zoning, etc., that calls for changes or repairs in any way or is the subject under construction or scheduled to be renovated? [see item #37]	X		

31. Are there comparables in the Sales Comparison Approach:			
a. From the subject neighborhood or one considered comparable?		X	
b. Comparable with respect to Location/Site/Design/Style/Quality/Amenities?		X	
c. Comparable with respect to Size/Utility?		X	
32. Is the math accurate [Minus adjustments for comparables with superior features; Plus adjustments for comparables with inferior features]?		X	
33. Is a one year sales history of comparables and three year sales history of the subject provided in the report?		X	
34. Has the appraiser bracketed his or her sales data (before making adjustment)?	X		
35. Is the final value conclusion supported by the adjusted comparables provided?		X	
36. Is there clarity with respect to the appraiser's reconciliation of the sales comparison approach?		X	
37. If the appraisal was subject to construction, renovation or repairs, has the appraiser provided both "as is" and "subject to" value conclusions?			X
38. Has the appraiser provided a credible and well supported opinion of value based on data provided in the appraisal?		X	
39. Are the analysis, opinion & conclusion stated in the report credible and adequately supported?		X	

DEFINITION OF MARKET VALUE: The most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby: (1) buyer and seller are typically motivated; (2) both parties are well informed or well advised, and acting in what they consider their own best interest; (3) a reasonable time is allowed for exposure in the open market; (4) payment is made in terms of cash in U.S. dollars or in terms of financial arrangements comparable thereto; and (5) the price represents the normal consideration for the property sold unaffected by special or relative financing or sales concessions granted by anyone associated with the sale. *Source: Interagency Appraisal and Evaluation Guidelines, December 2, 2010.*

SCOPE OF REVIEW: The [redacted] technical review process is limited to the information being provided by the original appraiser. By mutual agreement with the client, the scope of the technical review performed by [redacted] is to: 1) evaluate for compliance with relevant USPAP, Interagency Appraisal & evaluation guidelines, federal and state laws, and client-specific requirements; 2) consider the reasonableness, reliability, and overall credibility of the appraisal report; 3) identify and analyze the factors, conditions, data and other information that may affect credibility or have a significant effect on credibility; and 4) the reviewer may communicate with appraiser to request additional information, correction of factual errors or omissions. The scope of the review does not encompass: 1) verifying data; 2) conducting independent research for comparables; 3) determining which comparables are to be utilized; 4) a physical inspection of the subject or comparables; and 5) forming opinions of value.

CERTIFICATION AND STATEMENT OF LIMITING CONDITIONS

Certification: The reviewer certifies and agrees that, to the best of his/her knowledge and belief:

1. The statement of facts contained in this review reported by the Reviewer and used in the review process are true and correct.
2. The reported analysis, opinion, and conclusions in this review report are limited only by the assumptions and limiting conditions stated in this review report, and are my personal, unbiased professional analyses, opinion, and conclusions.
3. I have no present or prospective interest in the property that is the subject of the work under review and no personal interest with respect to the parties involved.
4. **I have performed** no **other services, as an appraiser or in any other capacity, regarding the property that is the subject of the work under review within the three-year period immediately preceding acceptance of this assignment.**
5. I have no bias with respect to the property that is the subject of the work under review or to the parties involved with this assignment.
6. My engagement in this review assignment was not contingent upon developing or reporting predetermined results.
7. My compensation is not contingent on an action or event resulting from the analyses, opinions, or conclusions in this review or from its use.
8. My compensation for completing this assignment is not contingent upon the development or reporting of predetermined assignment results or assignment results that favors the cause of the client, the attainment of a stipulated result, or the occurrence of a subsequent event directly related to the intended use of this appraisal review.
9. My analyses, opinion, and conclusions were developed and this review report was prepared in conformity with the *Uniform Standards of Professional Appraisal Practice, Georgia Real Estate Appraiser Classification and Regulations and the Rules and Regulations of the Georgia Real Estate Appraisers Board.*
10. Competency: I attest to the fact that I have sufficient knowledge and experience to perform technical reviews on appraisal reports.
11. I have not a made personal inspection of the subject of the work under review.
12. No one has providing significant appraisal review or appraisal consulting assistance to the person signing this certification unless noted below.

none

Quality Assurance Reviewer's Name: [redacted]	Quality Assurance Reviewer's Signature: [redacted]
Date of Review: 12/9/2019	
License: [redacted] Expires 7/30/2020 [redacted] Expires 2/29/2020 [redacted] Expires 06/30/2020 [redacted] Expires 6/30/2020 [redacted] Expires 6/30/2020	

CONTINGENT AND LIMITING CONDITIONS

1. The Reviewer assumes no responsibility for matters of a legal nature affecting the property which is the subject of this review or the title thereto, not does the Reviewer render and opinion as to the title, which is assumed to be good and marketable.
2. The Reviewer is not required to give testimony or appear in court because of having made the review, unless arrangements have been previously made.
3. The Reviewer assumes that there are no hidden or unapparent conditions of the property, subsoil, or structures, which would render it more or less valuable. The Reviewer assumes no responsibility for such actions, or for engineering which might be required to discover such factors.
4. Information, estimates, and opinions furnished to the Reviewer, and contained in the review report, we obtained from sources considered reliable and believed to be true and correct. However, no responsibility for accuracy of such items furnished the Reviewer can b assumed by the Reviewer.
5. Disclosure of the contents of the report is governed by the Uniform Standards of Professional Appraisal Practice and the Bylaws and Regulations of the professional appraisal organizations with which the Review is associated.
6. Neither all, nor any part of the content of the review report, or copy thereof (including the conclusions of the review, the identity of the Reviewer, professional designations, reference to any professional appraisal organizations, or the firm with which the Reviewer is connected), shall be used for any purpose by anyone but the client specified in the review report. Its successors, and assigns, professional appraisal organizations, any state or federally approved financial institution, any department agency, or instrumentality of the United States or any state or the District of Columbia, without previous written consent and approval of the Reviewer.
7. No change of any item in the review report shall be made by anyone other than the Reviewer and the Reviewer shall have no responsibility for any unauthorized change.

Residential Real Estate Technical Review

Lending Institutions:

My signature acknowledges review of the appraisal report and this technical review.

Lending Institution Agent's Name and Title:	Lending Institution Agent's Signature:
Date:	

Lending Institutions Comments

APPRAISAL REPORT

	PREPARED FOR:
CLIENT	
	LENDER/CLIENT:
LENDER	[redacted]
	SUBJECT PROPERTY
ADDRESS	2505 OAK CIR.
CITY	ELLENWOOD, GA 30294
COUNTY OF	CLAYTON
	APPRAISAL AS OF:
DATE	12/04/2019
	PREPARED BY:
APPRAISER	[redacted]
COMPANY	[redacted]

[redacted]

File No. [redacted]
Case No.

CERTIFICATE OF VALUE

I have carefully inspected the property owned by

LANDA PROPERTIES LLC ('Owner'), located at

2505 OAK CIR.

ELLENWOOD, GA 30294 ('Subject Property')

and it is my considered opinion that the Fair Market Value* of the Subject Property, as of the Date of Inspection, is . . .

$ 95,000

I appraised the Subject Property in 'as is' condition as of the Date of Inspection, including, if any, wall-to-wall carpeting, custom-made draperies, built-in appliances and fixtures.

I hereby certify that I have no interest, actual or contemplated . . .

- [ ] In
- [ ] In the company that employs the Owner;
- [X] In the Subject Property, including any business or family relationship with the Owner.

Appraiser (Type or Print) [redacted]

Appraiser (Signature)

Date of Inspection

* 'Fair Market Value'

'The price at which a property would most probably sell if exposed to the market for a reasonable period of time in an 'as is' condition, where payment is made in cash or its equivalent.'

[redacted]

File No. [redacted]
Case No.

Uniform Residential Appraisal Report

The purpose of this appraisal report is to provide the lender/client with an accurate, and adequately supported, opinion of the market value of the subject property.

SUBJECT

Property Address 2505 OAK CIR. City ELLENWOOD State GA Zip Code 30294
Borrower LANDA PROPERTIES LLC Owner of Public Record LANDA PROPERTIES LLC County CLAYTON
Legal Description SEE ADDENDUM
Assessor's Parcel # 12204A B008 Tax Year 2018 R.E. Taxes $ 856
Neighborhood Name RICHARDS & HIGGINS Map Reference 866-D7 Census Tract 404.10
Occupant [ ] Owner [X] Tenant [ ] Vacant Special Assessments $ 0 [ ] PUD HOA $ 0 [ ] per year [ ] per month
Property Rights Appraised [X] Fee Simple [ ] Leasehold [ ] Other (describe)
Assignment Type [ ] Purchase Transaction [X] Refinance Transaction [ ] Other (describe)
Lender/Client [redacted] Address [redacted]
Is the subject property currently offered for sale or has it been offered for sale in the twelve months prior to the effective date of this appraisal? [ ] Yes [X] No
Report data source(s) used, offerings price(s), and date(s). GAMLS

CONTRACT

I [ ] did [ ] did not analyze the contract for sale for the subject purchase transaction. Explain the results of the analysis of the contract for sale or why the analysis was not performed.
Contract Price $ Date of Contract Is the property seller the owner of public record? [ ] Yes [ ] No Data Source(s)
Is there any financial assistance (loan charges, sale concessions, gift or down payment assistance, etc.) to be paid by any party on behalf of the borrower? [ ] Yes [ ] No
If Yes, report the total dollar amount and describe the items to be paid.

NEIGHBORHOOD

Note: Race and the racial composition of the neighborhood are not appraisal factors.

Neighborhood Characteristics				One-Unit Housing Trends				One-Unit Housing			Present Land Use %	
Location	[ ] Urban	[X] Suburban	[ ] Rural	Property Values	[ ] Increasing	[X] Stable	[ ] Declining	PRICE		AGE	One-Unit	70 %
Built-Up	[X] Over 75%	[ ] 25-75%	[ ] Under 25%	Demand/Supply	[ ] Shortage	[X] In Balance	[ ] Over Supply	$ (000)		(yrs)	2-4 Unit	%
Growth	[ ] Rapid	[X] Stable	[ ] Slow	Marketing Time	[ ] Under 3 mths	[X] 3-6 mths	[ ] Over 6 mths	90	Low	50	Multi-Family	%
								108	High	60	Commercial	30 %
								105	Pred.	57	Other	%

Neighborhood Boundaries SUBJECT IS BOUNDED BY: I285 TO THE NORTH, I675 TO THE EAST, FOREST PKWY TO THE SOUTH, JONESBORO RD. TO THE WEST.
Neighborhood Description SUBJECTS' MARKET IS COMPRISED OF 1 STORY TRADITIONAL STYLE HOMES DISPLAYING AVERAGE MAINTENANCE AND UPKEEP. SUBJECT HAS EASY ACCESS TO SCHOOLS, PARKS, PLACE OF WORSHIP, SHOPPING AND EMPLOYMENT.
Market Conditions (including support for the above conclusions) GENERAL MARKET CONDITIONS ARE STABLE WITH A PREVALENCE TOWARDS FHA AND CONVENTIONAL FINANCING. TYPICAL MARKETING TIME IS 3-6 MONTHS.

SITE

Dimensions N/A Area 15246 sf Shape RECTANGULAR View N;Res;
Specific Zoning Classification RS110 Zoning Description RESIDENTIAL
Zoning Compliance [X] Legal [ ] Legal Nonconforming (Grandfathered Use) [ ] No Zoning [ ] Illegal (describe)
Is the highest and best use of subject property as improved (or as proposed per plans and specifications) the present use? [X] Yes [ ] No If No, describe.

Utilities	Public	Other (describe)		Public	Other (describe)	Off-site Improvements--Type	Public	Private
Electricity	X		Water	X		Street ASPHALT	X	
Gas	X		Sanitary Sewer	X		Alley NONE		

FEMA Special Flood Hazard Area [ ] Yes [X] No FEMA Flood Zone X FEMA Map # 13063C 0081F FEMA Map Date 06/07/2017
Are the utilities and/or off-site improvements typical for the market area? [X] Yes [ ] No If No, describe.
Are there any adverse site conditions or external factors (easements, encroachments, environmental conditions, land uses, etc.)? [ ] Yes [X] No If Yes, describe.
NO ADVERSE ENVIRONMENTAL CONDITIONS NOTED AT TIME OF APPRAISAL IN THE IMPROVEMENT, ON THE SITE OR IN THE IMMEDIATE AREA.

IMPROVEMENTS

General Description	Foundation	Exterior Description materials/condition	Interior materials/condition
Units [X] One [ ] One with Accessory Unit	[X] Concrete Slab [ ] Crawl Space	Foundation Walls BRICK/AVG	Floors HARDWOOD/AVG
# of Stories 1	[ ] Full Basement [ ] Partial Basement	Exterior Walls FRAME/BRK/AVG	Walls DRYWALL/AVG
Type [X] Det. [ ] Att. [ ] S-Det./End Unit	Basement Area 0 sq. ft.	Roof Surface COMP/SHGLE/AVG	Trim/Finish WOOD/AVG
[X] Existing [ ] Proposed [ ] Under Const.	Basement Finish 0 %	Gutters & Downspouts ALUM/AVG	Bath Floor LINOLEUM/AVG
Design (Style) RANCH	[ ] Outside Entry/Exit [ ] Sump Pump	Window Type WD/DH/AVG	Bath Wainscot FIBERGLASS/AVG
Year Built 1961	Evidence of [ ] Infestation	Storm Sash/Insulated NONE	Car Storage [X] None
Effective Age (Yrs) 50	[ ] Dampness [ ] Settlement	Screens MESH/AVG	[ ] Driveway # of Cars 0
Attic [ ] None	Heating [ ] FWA [ ] HWBB [X] Radiant	Amenities [ ] Woodstove(s) # 0	Driveway Surface
[ ] Drop Stair [ ] Stairs	[ ] Other Fuel GAS	[ ] Fireplace(s) # 0 [ ] Fence None	[ ] Garage # of Cars 0
[ ] Floor [X] Scuttle	Cooling [ ] Central Air Conditioning	[ ] Patio/Deck None [ ] Porch None	[ ] Carport # of Cars 0
[ ] Finished [ ] Heated	[ ] Individual [X] Other WINDOW	[ ] Pool None [X] Other STRG/RM	[ ] Att. [ ] Det. [ ] Built-in

Appliances [X] Refrigerator [X] Range/Oven [X] Dishwasher [ ] Disposal [X] Microwave [X] Washer/Dryer [ ] Other (describe)
Finished area **above** grade contains: 6 Rooms 3 Bedrooms 1.0 Bath(s) 690 Square Feet of Gross Living Area Above Grade
Additional features (special energy efficient items, etc.) SUBJECT HAS AN ATTACH STORAGE ROOM THAT APPEARS TO BE A CONVERSION.

Describe the condition of the property (including needed repairs, deterioration, renovations, remodeling, etc.). C4;Kitchen-updated-six to ten years ago;Bathrooms-not updated;SUBJECT DISPLAYS REGULAR MAINTENANCE AND UPKEEP AS KITCHEN HAS BEEN UPDATED WITH UPDATED CABINETS, COUNTER TOP AND APPLIANCES..

Are there any physical deficiencies or adverse conditions that affect the livability, soundness, or structural integrity of the property? [ ] Yes [X] No If Yes, describe

Does the property generally conform to the neighborhood (functional utility, style, condition, use, construction, etc.)? [ ] Yes [X] No If No, describe DUE TO SUBJECT'S GARAGE CONVERSION TO A STORAGE ROOM THIS WOULD HAVE A NEGATIVE AFFECT ON MARKETABILITY AS IT REDUCES THE GROSS LIVING AREA AND REMOVE THE CAR STORAGE.

Uniform Residential Appraisal Report

There are 1 comparable properties currently offered for sale in the subject neighborhood ranging in price from $ 105,000 to $ 115,000 .

There are 6 comparable sales in the subject neighborhood within the past twelve months ranging in sale price from $ 90,000 to $ 108,000 .

SALES COMPARISON ANALYSIS

FEATURE	SUBJECT	COMPARABLE SALE # 1		COMPARABLE SALE # 2		COMPARABLE SALE # 3	
Address	2505 OAK CIR. ELLENWOOD, GA 30294	4302 ROB ROY LANE ELLENWOOD, GA 30294		1616 ROCK CUT RD. ELLENWOOD, GA 30294		5171 OLD GRANT RD. ELLENWOOD, GA 30294	
Proximity to Subject		1.86 miles NW		1.86 miles W		0.67 miles SE	
Sale Price	$		$ 104,000		$ 105,000		$ 105,000
Sale Price/Gross Liv. Area	$ 0.00 sq. ft.	$ 101.46 sq. ft.		$ 102.44 sq. ft.		$ 113.39 sq. ft.	
Data Source(s)		GAMLS;DOM 55		GAMLS;DOM Unk		GAMLS;DOM 15	
Verification Source(s)		PUBLIC RECORDS		PUBLIC RECORDS		PUBLIC RECORDS	
VALUE ADJUSTMENTS	DESCRIPTION	DESCRIPTION	+(-) $ Adjustment	DESCRIPTION	+(-) $ Adjustment	DESCRIPTION	+(-) $ Adjustment
Sale or Financing		ArmLth		ArmLth		ArmLth	
Concessions		FHA;0		FHA;0		FHA;0	
Date of Sale/Time		s06/19;Unk		s06/19;Unk		s09/19;Unk	
Location	N;Res;	N;Res;		N;Res;		N;Res;	
Leasehold/Fee Simple	Fee Simple	FEE SIMPLE		FEE SIMPLE		FEE SIMPLE	
Site	15246 sf	11761 sf	0	11761 sf	0	17860 sf	0
View	N;Res;	N;Res;		N;Res;		N;Res;	
Design (Style)	DT1;RANCH	DT1;RANCH		DT1;RANCH		DT1;RANCH	
Quality of Construction	Q4	Q4		Q4		Q4	
Actual Age	58	57	0	54	0	57	0
Condition	C4	C4		C4		C4	
Above Grade Room Count (Total / Bdrms. / Baths)	6 / 3 / 1.0	5 / 3 / 1.0	0	5 / 3 / 1.0	0	5 / 3 / 1.0	0
Gross Living Area	690 sq. ft.	1,025 sq. ft.	-7,035	1,025 sq. ft.	-7,035	926 sq. ft.	-4,956
Basement & Finished Rooms Below Grade	0sf	0sf		0sf		0sf	
Functional Utility	AVERAGE	AVERAGE		AVERAGE		AVERAGE	
Heating/Cooling	Radiant/WINDOW	FWA/YES	-1,500	FWA/YES	-1,500	FWA/YES	-1,500
Energy Efficient Items	NONE	NONE		NONE		NONE	
Garage/Carport	None	1cp1dw	-800	1cp1dw	-800	1cp1dw	-800
Porch/Patio/Deck	STORAGE	STRG/PRCH/FENCE	-1,200	PORCH	0	FENCE/STRG	-800
Fireplaces	NONE	NONE		NONE		NONE	
Net Adjustment (Total)		[ ] + [X] -	$ -10,535	[ ] + [X] -	$ -9,335	[ ] + [X] -	$ -8,056
Adjusted Sale Price of Comparables		Net Adj: -10% Gross Adj : 10%	$ 93,465	Net Adj: -9% Gross Adj: 9%	$ 95,665	Net Adj: -8% Gross Adj: 8%	$ 96,944

I [X] did [ ] did not research the sale or transfer history of the subject property and comparable sales. If not, explain

My research [X] did [ ] did not reveal any prior sales or transfers of the subject property for the three years prior to the effective date of this appraisal.

Data source(s) PUBLIC TAX RECORDS

My research [ ] did [X] did not reveal any prior sales or transfers of the comparable sales for the year prior to the date of sale of the comparable sale.

Data source(s) PUBLIC TAX RECORDS

Report the results of the research and analysis of the prior sale or transfer history of the subject property and comparable sales (report additional prior sales on page 3).

ITEM	SUBJECT	COMPARABLE SALE # 1	COMPARABLE SALE # 2	COMPARABLE SALE # 3
Date of Prior Sale/Transfer	07/20/2017			
Price of Prior Sale/Transfer	$58,000			
Data Source(s)	MLS/PR	MLS/PR	MLS/PR	MLS/PR
Effective Date of Data Source(s)	12/04/2019	12/04/2019	12/04/2019	12/04/2019

Analysis of prior sale or transfer history of the subject property and comparable sales SUBJECT HAS TRANSFERRED TITLE IN THE PAST 36 MONTHS ACCORDING TO PUBLIC RECORDS.

Summary of Sales Comparison Approach SALES SELECTED ARE DEEMED THE BEST AVAILABLE AS THEY ARE THE MOST RECENT AND THE MOST COMPARABLE. ADJUSTMENTS HAVE BEEN MADE TO REFLECT DISSIMILAR FEATURES BASED ON PAIRED SALES ANALYSIS . ALL COMPS HAVE BEEN GIVEN EQUAL WT. AS THEY FALL WITHIN A CLOSE RANGE, THEREFORE INDICATED VALUE FALLS WITHIN RANGE. SUBJECT FALLS BELOW THE UNADJUSTED SALES DUE TO ITS SIZE AND LACK OF AMENITIES.

Indicated Value by Sales Comparison Approach $ 95,000

RECONCILIATION

Indicated Value by: Sales Comparison Approach $ 95,000 **Cost Approach (if developed) $** **Income Approach (if developed) $**

THE MARKET APPROACH IS CONSIDERED TO BE THE MOST RELIABLE INDICATOR OF THE VALUE OF THE SUBJECT PROPERTY AS IT BEST REFLECTS THE ACTIONS OF BUYERS AND SELLERS IN THE CURRENT MARKETPLACE. THE INCOME APPROACH IS INAPPLICABLE AS THIS IS AN OWNER OCCUPIED MARKET. THE COST APPROACH DOES NOT APPLY DUE TO THE INACCURACY OF CALCULATING DEPRECIATION.

This appraisal is made [X] "as is," [ ] subject to completion per plans and specifications on the basis of a hypothetical condition that the improvements have been completed, [ ] subject to the following repairs or alterations on the basis of a hypothetical condition that the repairs or alterations have been completed, or [ ] subject to the following required inspection based on the extraordinary assumption that the condition or deficiency does not require alteration or repair: NO LIABILITY IS ASSUMED FOR THE STRUCTURAL OR MECHANICAL ELEMENTS OF THE PROPERTY.

Based on a complete visual inspection of the interior and exterior areas of the subject property, defined scope of work, statement of assumptions and limiting conditions, and appraiser's certification, my (our) opinion of the market value, as defined, of the real property that is the subject of this report is $ 95,000 **, as of** 12/04/2019 **, which is the date of inspection and the effective date of this appraisal.**

Uniform Residential Appraisal Report

ADDITIONAL COMMENTS

I HAVE PERFORMED NO SERVICES, AS AN APPRAISER OR IN ANY OTHER CAPACITY, REGARDING THE PROPERTY THAT IS THE SUBJECT OF THIS REPORT WITHIN THE 3 YEAR PERIOD IMMEDIATELY PRECEDING ACCEPTANCE OF THIS ASSIGNMENT.

THE EXPOSURE TIME FOR SUBJECT PROPERTY OF 90-120 DAYS WAS DEVELOPED FROM STATISTICAL SALES INFORMATION DEEMED TO BE SIMILAR TO SUBJECT AND CAPTURED AS MEDIAN DAYS ON MARKET.

COMPS ARE OVER 1MILE DUE TO THE LACK OF RECENT COMPARABLE SALES IN SUBJECTS IMMEDIATE MARKET AREA THEREFORE COMPS WERE TAKEN FROM NEARBY SIMILAR COMPETING NEIGHBORHOODS.

THE SUBJECTS PRESENT ZONING CLASSIFICATION IS CONSISTENT WITH THE CURRENT USE AND SURROUNDING LAND USES. THE SUBJECTS SITE IS TYPICAL IN SIZE, SHAPE AND TOPOGRFAPHY FOR RESIDENTIAL DWELLINGS. THEREFORE, THE HIGHEST AND BEST USE FOR VACANT AND IMPROVE IS RESIDENTIAL.

PORCH AND HEATING/COOLING ADJUSTMENTS ARE BASED ON PAIRED SALES ANALYSIS.

AFTER AN EXTENDED AND THOROUGH SEARCH OF THE MARKET EXPANDING MY PARAMETERS THERE WERE NO SALES SIMILAR IN SIZE AS SUBJECT SIZE APPEARS ATYPICAL THEREFORE APPROPRIATE ADJUSTMENT WAS MADE.

APPRAISER HAS NO ACCESS TO WARRANTY DEED HOWEVER APPRAISER HAS PROVIDED A COPY OF PUBLIC RECORDS.

COST APPROACH TO VALUE (not required by Fannie Mae.)

Provide adequate information for the lender/client to replicate your cost figures and calculations.

Support for the opinion of site value (summary of comparable land sales or other methods for estimating site value) THE ESTIMATED SITE VALUE IS BY EXTRACTION FROM COMPARABLE SALES. THE ESTIMATED SITE VALUE AND RATIO OF SITE TO IMPROVEMENT IS CONSIDERED TYPICAL.

ESTIMATED [ ] REPRODUCTION OR [ ] REPLACEMENT COST NEW

Source of cost data

Quality rating from cost service Effective date of cost data

Comments on Cost Approach (gross living area calculations, depreciation, etc.)

OPINION OF SITE VALUE				=$	19,000
Dwelling	690 Sq. Ft. @ $			=$	0
	Sq. Ft. @ $			=$	0
Garage/Carport	Sq. Ft. @ $			=$	0
Total Estimate of Cost-new				=$	0
Less	Physical 49	Functional 0	External 0		
Depreciation	0	0	0	=$ (	0)
Depreciated Cost of Improvements				=$	0
"As-is" Value of Site Improvements				=$	
Indicated Value By Cost Approach				=$	

Estimated Remaining Economic Life (HUD and VA only) 53 Years

INCOME APPROACH TO VALUE (not required by Fannie Mae.)

Estimated Monthly Market Rent $ X Gross Multiplier =$ Indicated Value by Income Approach

Summary of Income Approach (including support for market rent and GRM)

PROJECT INFORMATION FOR PUDs (if applicable)

Is the developer/builder in control of the Homeowner's Association (HOA)? [ ] Yes [ ] No Unit type(s) [ ] Detached [ ] Attached

Provide the following information for PUDs ONLY if the developer/builder is in control of the HOA and the subject property is an attached dwelling unit.

Legal Name of Project

Total number of phases Total number of units Total number of units sold

Total number of units rented Total number of units for sale Data source(s)

Was the project created by the conversion of existing building(s) into a PUD? [ ] Yes [ ] No If Yes, date of conversion.

Does the project contain any multi-dwelling units? [ ] Yes [ ] No Data source.

Are the units, common elements, and recreation facilities complete? [ ] Yes [ ] No If No, describe the status of completion.

Are the common elements leased to or by the Homeowner's Association? [ ] Yes [ ] No If Yes, describe the rental terms and options.

Describe common elements and recreational facilities.

This report form is designed to report an appraisal of a one-unit property or a one-unit property with an accessory unit; including a unit in a planned unit development (PUD). This report form is not designed to report an appraisal of a manufactured home or a unit in a condominium or cooperative project.

This appraisal report is subject to the following scope of work, intended use, intended user, definition of market value, statement of assumptions and limiting conditions, and certifications. Modifications, additions, or deletions to the intended use, intended user, definition of market value, or assumptions and limiting conditions are not permitted. The appraiser may expand the scope of work to include any additional research or analysis necessary based on the complexity of this appraisal assignment. Modifications or deletions to the certifications are also not permitted. However, additional certifications that do not constitute material alterations to this appraisal report, such as those required by law or those related to the appraiser's continuing education or membership in an appraisal organization, are permitted.

SCOPE OF WORK: The scope of work for this appraisal is defined by the complexity of this appraisal assignment and the reporting requirements of this appraisal report form, including the following definition of market value, statement of assumptions and limiting conditions, and certifications. The appraiser must, at a minimum: (1) perform a complete visual inspection of the interior and exterior areas of the subject property, (2) inspect the neighborhood, (3) inspect each of the comparable sales from at least the street, (4) research, verify, and analyze data from reliable public and/or private sources, and (5) report his or her analysis, opinions, and conclusions in this appraisal report.

INTENDED USE: The intended use of this appraisal report is for the lender/client to evaluate the property that is the subject of this appraisal for a mortgage finance transaction.

INTENDED USER: The intended user of this appraisal report is the lender/client.

DEFINITION OF MARKET VALUE: The most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby: (1) buyer and seller are typically motivated; (2) both parties are well informed or well advised, and each acting in what he or she considers his or her own best interest; (3) a reasonable time is allowed for exposure in the open market; (4) payment is made in terms of cash in U. S. dollars or in terms of financial arrangements comparable thereto; and (5) the price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions* granted by anyone associated with the sale.

*Adjustments to the comparables must be made for special or creative financing or sales concessions. No adjustments are necessary for those costs which are normally paid by sellers as a result of tradition or law in a market area; these costs are readily identifiable since the seller pays these costs in virtually all sales transactions. Special or creative financing adjustments can be made to the comparable property by comparisons to financing terms offered by a third party institutional lender that is not already involved in the property or transaction. Any adjustment should not be calculated on a mechanical dollar for dollar cost of the financing or concession but the dollar amount of any adjustment should approximate the market's reaction to the financing or concessions based on the appraiser's judgment.

STATEMENT OF ASSUMPTIONS AND LIMITING CONDITIONS: The appraiser's certification in this report is subject to the following assumptions and limiting conditions:

1. The appraiser will not be responsible for matters of a legal nature that affect either the property being appraised or the title to it, except for information that he or she became aware of during the research involved in performing this appraisal. The appraiser assumes that the title is good and marketable and will not render any opinions about the title.

2. The appraiser has provided a sketch in this appraisal report to show the approximate dimensions of the improvements. The sketch is included only to assist the reader in visualizing the property and understanding the appraiser's determination of its size.

3. The appraiser has examined the available flood maps that are provided by the Federal Emergency Management Agency (or other data sources) and has noted in this appraisal report whether any portion of the subject site is located in an identified Special Flood Hazard Area. Because the appraiser is not a surveyor, he or she makes no guarantees, express or implied, regarding this determination.

4. The appraiser will not give testimony or appear in court because he or she made an appraisal of the property in question, unless specific arrangements to do so have been made beforehand, or as otherwise required by law.

5. The appraiser has noted in this appraisal report any adverse conditions (such as needed repairs, deterioration, the presence of hazardous wastes, toxic substances, etc.) observed during the inspection of the subject property or that he or she became aware of during the research involved in performing this appraisal. Unless otherwise stated in this appraisal report, the appraiser has no knowledge of any hidden or unapparent physical deficiencies or adverse conditions of the property (such as, but not limited to, needed repairs, deterioration, the presence of hazardous wastes, toxic substances, adverse environmental conditions, etc.) that would make the property less valuable, and has assumed that there are no such conditions and makes no guarantees or warranties, express or implied. The appraiser will not be responsible for any such conditions that do exist or for any engineering or testing that might be required to discover whether such conditions exist. Because the appraiser is not an expert in the field of environmental hazards, this appraisal report must not be considered as an environmental assessment of the property.

6. The appraiser has based his or her appraisal report and valuation conclusion for an appraisal that is subject to satisfactory completion, repairs, or alterations on the assumption that the completion, repairs, or alterations of the subject property will be performed in a professional manner.

APPRAISER'S CERTIFICATION: The Appraiser certifies and agrees that:

1. I have, at a minimum, developed and reported this appraisal in accordance with the scope of work requirements stated in this appraisal report.

2. I performed a complete visual inspection of the interior and exterior areas of the subject property. I reported the condition of the improvements in factual, specific terms. I identified and reported the physical deficiencies that could affect the livability, soundness, or structural integrity of the property.

3. I performed this appraisal in accordance with the requirements of the Uniform Standards of Professional Appraisal Practice that were adopted and promulgated by the Appraisal Standards Board of The Appraisal Foundation and that were in place at the time this appraisal report was prepared.

4. I developed my opinion of the market value of the real property that is the subject of this report based on the sales comparison approach to value. I have adequate comparable market data to develop a reliable sales comparison approach for this appraisal assignment. I further certify that I considered the cost and income approaches to value but did not develop them, unless otherwise indicated in this report.

5. I researched, verified, analyzed, and reported on any current agreement for sale for the subject property, any offering for sale of the subject property in the twelve months prior to the effective date of this appraisal, and the prior sales of the subject property for a minimum of three years prior to the effective date of this appraisal, unless otherwise indicated in this report.

6. I researched, verified, analyzed, and reported on the prior sales of the comparable sales for a minimum of one year prior to the date of sale of the comparable sale, unless otherwise indicated in this report.

7. I selected and used comparable sales that are locationally, physically, and functionally the most similar to the subject property.

8. I have not used comparable sales that were the result of combining a land sale with the contract purchase price of a home that has been built or will be built on the land.

9. I have reported adjustments to the comparable sales that reflect the market's reaction to the differences between the subject property and the comparable sales.

10. I verified, from a disinterested source, all information in this report that was provided by parties who have a financial interest in the sale or financing of the subject property.

11. I have knowledge and experience in appraising this type of property in this market area.

12. I am aware of, and have access to, the necessary and appropriate public and private data sources, such as multiple listing services, tax assessment records, public land records and other such data sources for the area in which the property is located.

13. I obtained the information, estimates, and opinions furnished by other parties and expressed in this appraisal report from reliable sources that I believe to be true and correct.

14. I have taken into consideration the factors that have an impact on value with respect to the subject neighborhood, subject property, and the proximity of the subject property to adverse influences in the development of my opinion of market value. I have noted in this appraisal report any adverse conditions (such as, but not limited to, needed repairs, deterioration, the presence of hazardous wastes, toxic substances, adverse environmental conditions, etc.) observed during the inspection of the subject property or that I became aware of during the research involved in performing this appraisal. I have considered these adverse conditions in my analysis of the property value, and have reported on the effect of the conditions on the value and marketability of the subject property.

15. I have not knowingly withheld any significant information from this appraisal report and, to the best of my knowledge, all statements and information in this appraisal report are true and correct.

16. I stated in this appraisal report my own personal, unbiased, and professional analysis, opinions, and conclusions, which are subject only to the assumptions and limiting conditions in this appraisal report.

17. I have no present or prospective interest in the property that is the subject of this report, and I have no present or prospective personal interest or bias with respect to the participants in the transaction. I did not base, either partially or completely, my analysis and/or opinion of market value in this appraisal report on the race, color, religion, sex, age, marital status, handicap, familial status, or national origin of either the prospective owners or occupants of the subject property or of the present owners or occupants of the properties in the vicinity of the subject property or on any other basis prohibited by law.

18. My employment and/or compensation for performing this appraisal or any future or anticipated appraisals was not conditioned on any agreement or understanding, written or otherwise, that I would report (or present analysis supporting) a predetermined specific value, a predetermined minimum value, a range or direction in value, a value that favors the cause of any party, or the attainment of a specific result or occurrence of a specific subsequent event (such as approval of a pending mortgage loan application).

19. I personally prepared all conclusions and opinions about the real estate that were set forth in this appraisal report. If I relied on significant real property appraisal assistance from any individual or individuals in the performance of this appraisal or the preparation of this appraisal report, I have named such individual(s) and disclosed the specific tasks performed in this appraisal report. I certify that any individual so named is qualified to perform the tasks. I have not authorized anyone to make a change to any item in this appraisal report; therefore, any change made to this appraisal is unauthorized and I will take no responsibility for it.

20. I identified the lender/client in this appraisal report who is the individual, organization, or agent for the organization that ordered and will receive this appraisal report.

Uniform Residential Appraisal Report

21. The lender/client may disclose or distribute this appraisal report to: the borrower; another lender at the request of the borrower; the mortgagee or its successors and assigns; mortgage insurers; government sponsored enterprises; other secondary market participants; data collection or reporting services; professional appraisal organizations; any department, agency, or instrumentality of the United States; and any state, the District of Columbia, or other jurisdictions; without having to obtain the appraiser's or supervisory appraiser's (if applicable) consent. Such consent must be obtained before this appraisal report may be disclosed or distributed to any other party (including, but not limited to, the public through advertising, public relations, news, sales, or other media).

22. I am aware that any disclosure or distribution of this appraisal report by me or the lender/client may be subject to certain laws and regulations. Further, I am also subject to the provisions of the Uniform Standards of Professional Appraisal Practice that pertain to disclosure or distribution by me.

23. The borrower, another lender at the request of the borrower, the mortgagee or its successors and assigns, mortgage insurers, government sponsored enterprises, and other secondary market participants may rely on this appraisal report as part of any mortgage finance transaction that involves any one or more of these parties.

24. If this appraisal report was transmitted as an "electronic record" containing my "electronic signature," as those terms are defined in applicable federal and/or state laws (excluding audio and video recordings), or a facsimile transmission of this appraisal report containing a copy or representation of my signature, the appraisal report shall be as effective, enforceable and valid as if a paper version of this appraisal report were delivered containing my original hand written signature.

25. Any intentional or negligent misrepresentation(s) contained in this appraisal report may result in civil liability and/or criminal penalties including, but not limited to, fine or imprisonment or both under the provisions of Title 18, United States Code, Section 1001, et seq., or similar state laws.

SUPERVISORY APPRAISER'S CERTIFICATION: The Supervisory Appraiser certifies and agrees that:

1. I directly supervised the appraiser for this appraisal assignment, have read the appraisal report, and agree with the appraiser's analysis, opinions, statements, conclusions, and the appraiser's certification.

2. I accept full responsibility for the contents of this appraisal report including, but not limited to, the appraiser's analysis, opinions, statements, conclusions, and the appraiser's certification.

3. The appraiser identified in this appraisal report is either a sub-contractor or an employee of the supervisory appraiser (or the appraisal firm), is qualified to perform this appraisal, and is acceptable to perform this appraisal under the applicable state law.

4. This appraisal report complies with the Uniform Standards of Professional Appraisal Practice that were adopted and promulgated by the Appraisal Standards Board of The Appraisal Foundation and that were in place at the time this appraisal report was prepared.

5. If this appraisal report was transmitted as an "electronic record" containing my "electronic signature," as those terms are defined in applicable federal and/or state laws (excluding audio and video recordings), or a facsimile transmission of this appraisal report containing a copy or representation of my signature, the appraisal report shall be as effective, enforceable and valid as if a paper version of this appraisal report were delivered containing my original hand written signature.

APPRAISER
[redacted]
Signature
Name [redacted]
Company Name [redacted]
Company Address [redacted]
Telephone Number [redacted]
Email Address [redacted]
Date of Signature and Report 12/09/2019
Effective Date of Appraisal 12/04/2019
State Certification # [redacted]
or State License #
or Other (describe) State #
State GA
Expiration Date of Certification or License 10/31/2020

ADDRESS OF PROPERTY APPRAISED
2505 OAK CIR.
ELLENWOOD, GA 30294

APPRAISED VALUE OF SUBJECT PROPERTY $ 95,000
LENDER/CLIENT
Name [redacted]
Company Name [redacted]
Company Address [redacted]
Email Address

SUPERVISORY APPRAISER (ONLY IF REQUIRED)
Signature
Name
Company Name
Company Address
Telephone Number
Email Address
Date of Signature
State Certification #
or State License #
State
Expiration Date of Certification or License

SUBJECT PROPERTY
☐ Did not inspect subject property
☐ Did inspect exterior of subject property from street
Date of Inspection
☐ Did inspect interior and exterior of subject property
Date of Inspection

COMPARABLE SALES
☐ Did not inspect exterior of comparable sales from street
☐ Did inspect exterior of comparable sales from street
Date of Inspection

SUBJECT PHOTO ADDENDUM

Borrower	LANDA PROPERTIES LLC						
Property Address	2505 OAK CIR.						
City	ELLENWOOD	County	CLAYTON	State	GA	Zip Code	30294
Lender/Client	[redacted]	Address	[redacted]				



FRONT OF SUBJECT PROPERTY
2505 OAK CIR.
ELLENWOOD, GA 30294



REAR OF SUBJECT PROPERTY



STREET SCENE

[redacted]

SUBJECT PHOTO ADDENDUM

File No. [redacted]
Case No.

Borrower	LANDA PROPERTIES LLC
Property Address	2505 OAK CIR.
City	ELLENWOOD County CLAYTON State GA Zip Code 30294
Lender/Client	[redacted] Address [redacted]



LIVING ROOM



DINING AREA



KITCHEN

[redacted]

[redacted]

SUBJECT PHOTO ADDENDUM

File No. [redacted]
Case No.

Borrower	LANDA PROPERTIES LLC
Property Address	2505 OAK CIR.
City	ELLENWOOD County CLAYTON State GA Zip Code 30294
Lender/Client	[redacted] Address [redacted]



BEDROOM



BEDROOM



BEDROOM

[redacted]

[redacted]

SUBJECT PHOTO ADDENDUM

File No. [redacted]
Case No.

Borrower LANDA PROPERTIES LLC
Property Address 2505 OAK CIR.
City ELLENWOOD County CLAYTON State GA Zip Code 30294
Lender/Client [redacted] Address [redacted]



STORAGE ROOM



BATH

[redacted]

COMPARABLES 1-2-3

File No. [redacted]
Case No.

Borrower LANDA PROPERTIES LLC
Property Address 2505 OAK CIR.
City ELLENWOOD County CLAYTON State GA Zip Code 30294
Lender/Client [redacted] Address [redacted]



COMPARABLE SALE # 1
4302 ROB ROY LANE
ELLENWOOD, GA 30294



COMPARABLE SALE # 2
1616 ROCK CUT RD.
ELLENWOOD, GA 30294



COMPARABLE SALE # 3
5171 OLD GRANT RD.
ELLENWOOD, GA 30294

[redacted]

SKETCH ADDENDUM

File No. [redacted]
Case No.

Borrower LANDA PROPERTIES LLC
Property Address 2505 OAK CIR.
City ELLENWOOD County CLAYTON State GA Zip Code 30294
Lender/Client [redacted] Address [redacted]



10.0'
30.0'
23.0'
STRG
D/A
KIT
BATH
B/R
LIVING ROOM
B/R
B/R
23.0'
10.0'
30.0'

SKETCH CALCULATIONS		Perimeter	Area
A1	A1 : 30.0 x 23.0 =		690.0
	First Floor		690.0
	Total Living Area		690.0

[redacted]

LOCATION MAP ADDENDUM

File No. [redacted]
Case No.

Borrower LANDA PROPERTIES LLC
Property Address 2505 OAK CIR.
City ELLENWOOD County CLAYTON State GA Zip Code 30294
Lender/Client [redacted] Address [redacted]



Gresham Park
Cornell
Constitution
SOUTH RIVER GARDENS
BLAIR VILLAGE
Panthersville
Cedar Grove
Conley
Comp 1
Comp 2
Subject
Comp 3
Forest Park
Ellenwood
Lake City
Clayton State University
Rex
Morrow
Edgemoor West
Southlake Mall
Bing
© 2019 HERE © 2019 Microsoft Corporation

Requirements - Condition and Quality Ratings Usage

Appraisers must utilize the following standardized condition and quality ratings within the appraisal report.

Condition Ratings and Definitions

C1
The improvements have been recently constructed and have not been previously occupied. The entire structure and all components are new and the dwelling features no physical depreciation.

Note: *Newly constructed improvements that feature recycled or previously used materials and/or components can be considered new dwellings provided that the dwelling is placed on a 100 percent new foundation and the recycled materials and the recycled components have been rehabilitated/remanufactured into like-new condition. Improvements that have not been previously occupied are not considered "new" if they have significant physical depreciation (that is, newly constructed dwellings that have been vacant for an extended period of time without adequate maintenance or upkeep).*

C2
The improvements feature no deferred maintenance, little or no physical depreciation, and require no repairs. Virtually all building components are new or have been recently repaired, refinished, or rehabilitated. All outdated components and finishes have been updated and/or replaced with components that meet current standards. Dwellings in this category are either almost new or have been recently completely renovated and are similar in condition to new construction.

Note: *The improvements represent a relatively new property that is well maintained with no deferred maintenance and little or no physical depreciation, or an older property that has been recently completely renovated.*

C3
The improvements are well maintained and feature limited physical depreciation due to normal wear and tear. Some components, but not every major building component, may be updated or recently rehabilitated. The structure has been well maintained.

Note: *The improvement is in its first-cycle of replacing short-lived building components (appliances, floor coverings, HVAC, etc.) and is being well maintained. It's estimated effective age is less than its actual age. It also may reflect a property in which the majority of short-lived building components have been replaced but not to the level of a complete renovation.*

C4
The improvements feature some minor deferred maintenance and physical deterioration due to normal wear and tear. The dwelling has been adequately maintained and requires only minimal repairs to building components/mechanical systems and cosmetic repairs. All major building components have been adequately maintained and are functionally adequate.

Note: *The estimated effective age may be close to or equal to its actual age. It reflects a property in which some of the short-lived building components have been replaced, and some short-lived building components are at or near the end of their physical life expectancy; however, they still function adequately. Most minor repairs have been addressed on an ongoing basis resulting in an adequately maintained property.*

C5
The improvements feature obvious deferred maintenance and are in need of some significant repairs. Some building components need repairs, rehabilitation, or updating. The functional utility and overall livability are somewhat diminished due to condition, but the dwelling remains useable and functional as a residence.

Note: *Some significant repairs are needed to the improvements due to the lack of adequate maintenance. It reflects a property in which many of its short-lived building components are at the end of or have exceeded their physical life expectancy but remain functional.*

C6
The improvements have substantial damage or deferred maintenance with deficiencies or defects that are severe enough to affect the safety, soundness, or structural integrity of the improvements. The improvements are in need of substantial repairs and rehabilitation, including many or most major components.

Note: *Substantial repairs are needed to the improvements due to the lack of adequate maintenance or property damage. It reflects a property with conditions severe enough to affect the safety, soundness, or structural integrity of the improvements.*

Quality Ratings and Definitions

Q1
Dwellings with this quality rating are usually unique structures that are individually designed by an architect for a specified user. Such residences typically are constructed from detailed architectural plans and specifications and feature an exceptionally high level of workmanship and exceptionally high-grade materials throughout the interior and exterior of the structure. The design features exceptionally high-quality exterior refinements and ornamentation, and exceptionally high-quality interior refinements. The workmanship, materials, and finishes throughout the dwelling are exceptionally high quality.

Q2
Dwellings with this quality rating are often custom designed for construction on an individual property owner's site. However, dwellings in this quality grade are also found in high-quality tract developments featuring residences constructed from individual plans or from highly modified or upgraded plans. The design features detailed, high-quality exterior ornamentation, high-quality interior refinements, and detail. The workmanship, materials, and finishes throughout the dwelling are generally of high or very high quality.

Q3
Dwellings with this quality rating are residences of higher quality built from individual or readily available designer plans in above-standard residential tract developments or on an individual property owner's site. The design includes significant exterior ornamentation and interiors that are well finished. The workmanship exceeds acceptable standards and many materials and finishes throughout the dwelling have been upgraded from "stock" standards.

Q4
Dwellings with this quality rating meet or exceed the requirements of applicable building codes. Standard or modified standard building plans are utilized and the design includes adequate fenestration and some exterior ornamentation and interior refinements. Materials, workmanship, finish, and equipment are of stock or builder grade and may feature some upgrades.

Q5
Dwellings with this quality rating feature economy of construction and basic functionality as main considerations. Such dwellings feature a plain design using readily available or basic floor plans featuring minimal fenestration and basic finishes with minimal exterior ornamentation and limited interior detail. These dwellings meet minimum building codes and are constructed with inexpensive, stock materials with limited refinements and upgrades.

Q6
Dwellings with this quality rating are of basic quality and lower cost; some may not be suitable for year-round occupancy. Such dwellings are often built with simple plans or without plans, often utilizing the lowest quality building materials. Such dwellings are often built or expanded by persons who are professionally unskilled or possess only minimal construction skills. Electrical, plumbing, and other mechanical systems and equipment may be minimal or non-existent. Older dwellings may feature one or more substandard or non-conforming additions to the original structure.

Requirements - Definitions of Not Updated, Updated and Remodeled

Not Updated

Little or no updating or modernization. This description includes, but is not limited to, new homes.

Residential properties of fifteen years of age or less often reflect an original condition with no updating, if no major components have been replaced or updated. Those over fifteen years of age are also considered not updated if the appliances, fixtures, and finishes are predominantly dated. An area that is 'Not Updated' may still be well maintained and fully functional, and this rating does not necessarily imply deferred maintenance or physical/functional deterioration.

Updated

The area of the home has been modified to meet current market expectations. These modifications are limited in terms of both scope and cost.

An updated area of the home should have an improved look and feel, or functional utility. Changes that constitute updates include refurbishment and/or replacing components meet existing market expectations. Updates do *not* include significant alterations to the existing structure.

Remodeled

Significant finish and/or structural changes have been made that increase utility and appeal through complete replacement and/or expansion.

A remodeled area reflects fundamental changes that include multiple alterations. These alterations may include some or all of the following: replacement of a major component (cabinet(s), bathtub, or bathroom tile), relocation of plumbing/gas fixtures/appliances, significant structural alterations (relocating walls, and/or the addition of square footage). This would include a complete gutting and rebuild.

Explanation of Bathroom Count

Three-quarter baths are counted as a full bath in all cases. Quarter baths (baths that feature only a toilet) are not included in the bathroom count. The number of full and half baths is reported by separating the two values using a period, where the full bath count is represented to the left of the period and the half bath count is represented to the right of the period.

Example:
3.2 indicates three full baths and two half baths.

[redacted]

UNIFORM APPRAISAL DATASET (UAD)
Property Description Abbreviations Used in This Report

File No. [redacted]
Case No.

Abbreviation	Full Name	May Appear in These Fields
A	Adverse	Location & View
ac	Acres	Area, Site
AdjPrk	Adjacent to Park	Location
AdjPwr	Adjacent to Power Lines	Location
ArmLth	Arms Length Sale	Sales or Financing Concessions
AT	Attached Structure	Design (Style)
B	Beneficial	Location & View
ba	Bathroom(s)	Basement & Finished Rooms Below Grade
br	Bedroom	Basement & Finished Rooms Below Grade
BsyRd	Busy Road	Location
c	Contracted Date	Date of Sale/Time
Cash	Cash	Sale or Financing Concessions
Comm	Commercial Influence	Location
Conv	Conventional	Sale or Financing Concessions
cp	Carport	Garage/Carport
CrtOrd	Court Ordered Sale	Sale or Financing Concessions
CtySky	City View Skyline View	View
CtyStr	City Street View	View
cv	Covered	Garage/Carport
DOM	Days On Market	Data Sources
DT	Detached Structure	Design (Style)
dw	Driveway	Garage/Carport
e	Expiration Date	Date of Sale/Time
Estate	Estate Sale	Sale or Financing Concessions
FHA	Federal Housing Administration	Sale or Financing Concessions
g	Garage	Garage/Carport
ga	Attached Garage	Garage/Carport
gbi	Built-In Garages	Garage/Carport
gd	Detached Garage	Garage/Carport
GlfCse	Golf Course	Location
Glfvw	Golf Course View	View
GR	Garden	Design (Style)
HR	High Rise	Design (Style)
in	Interior Only Stairs	Basement & Finished Rooms Below Grade
Ind	Industrial	Location & View
Listing	Listing	Sales or Financing Concessions
Lndfl	Landfill	Location
LtdSght	Limited Sight	View
MR	Mid Rise	Design (Style)
Mtn	Mountain View	View
N	Neutral	Location & View
NonArm	Non-Arms Length Sale	Sale or Financing Concessions
o	Other	Basement & Finished Rooms Below Grade
O	Other	Design (Style)
op	Open	Garage/Carport
Prk	Park View	View
Pstrl	Pastoral View	View
PubTrn	Public Transportation	Location
PwrLn	Power Lines	View
Relo	Relocation Sale	Sale or Financing Concessions
REO	REO Sale	Sale or Financing Concessions
Res	Residential	Location & View
RH	USDA - Rural Housing	Sale or Financing Concessions
rr	Recreational (Rec) Room	Basement & Finished Rooms Below Grade
RT	Row or Townhouse	Design (Style)
s	Settlement Date	Date of Sale/Time
SD	Semi-detached Structure	Design (Style)
Short	Short Sale	Sale or Financing Concessions
sf	Square Feet	Area, Site, Basement
sqm	Square Meters	Area, Site
Unk	Unknown	Date of Sale/Time
VA	Veterans Administration	Sale or Financing Concessions
w	Withdrawn Date	Date of Sale/Time
wo	Walk Out Basement	Basement & Finished Rooms Below Grade
Woods	Woods View	View
Wtr	Water View	View
WtrFr	Water Frontage	Location
wu	Walk Up Basement	Basement & Finished Rooms Below Grade

File No. [redacted]
Case No.

HDI

REAL ESTATE SERVICES ERRORS AND OMISSIONS INSURANCE

PART 1.

DECLARATIONS PAGE

1. **Named Insured** / Address: Policy Number: HGI-1013689-01
Individual Licensee: [redacted]

2. **Policy Period:** 02-05-2019 to 02-05-2020 (12:01 AM at address #1)

3. **Retroactive Date:** See Insured Services section. Retroactive date is bound to each insured service separately.

4. **Insured Services:**

Insured Service Name	Prior Acts Type	Retroactive Date
Appraisal of 1-4 unit residential properties	Match Priors	

5. Limit of Liability:
   - a. Each **Wrongful Act** $1,000,000
   - b. Aggregate $1,000,000
   - c. Discrimination To Aggregate Limit
   - d. Lockbox To Aggregate Limit
   - e. Contingent Liability $100,000

6. Retention: $2,500

7. Premium: $129

8. Forms and Endorsements:

Endorsements	Form Number
Commercial Lines Policy Jacket	HDI E&O Jacket (0717)
Professional Liability Application	HDI-3006 (0717)
Real Estate Services Errors & Omissions Liability Insurance Policy	HDI-EO1009 (0717)
Georgia Changes	HDI-0404 (0717)
Seller's Protection Plan Coverage Endorsement	HDI-0336 GA (0717)
Contingent Liability Coverage - $100,000	HDI-0311 GA (0717)
Agent Owned Property	HDI-2003 (0717)
Additional Insured Endorsement	HDI-0306 (0717)
Defense Costs Outside Limit of Liability	HDI-0312 (0717)
Broad Form Real Estate Services	HDI-0342 (0717)
Retention Reduction - Risk Management Practices	HDI-2008 (0717)
First Dollar Defense Coverage	HDI-0315 (0717)

STATE OF GEORGIA
REAL ESTATE APPRAISERS BOARD

[redacted]

IS AUTHORIZED TO TRANSACT BUSINESS IN GEORGIA AS A
CERTIFIED RESIDENTIAL REAL PROPERTY APPRAISER

THE PRIVILEGE AND RESPONSIBILITIES OF THIS APPRAISER CLASSIFICATION SHALL CONTINUE IN EFFECT AS LONG AS THE APPRAISER PAYS REQUIRED APPRAISER FEES AND COMPLIES WITH ALL OTHER REQUIREMENTS OF THE OFFICIAL CODE OF GEORGIA ANNOTATED, CHAPTER 43-39-A. THE APPRAISER IS SOLELY RESPONSIBLE FOR THE PAYMENT OF ALL FEES ON A TIMELY BASIS.

D. SCOTT MURPHY
Chairperson

JEFF A. LAWSON
Vice Chairperson

JEANMARIE HOLMES
WILLIAM A. MURRAY
KEITH STONE

52421351

[redacted]
\# [redacted]
Status ACTIVE

ORIGINALLY LICENSED
05/06/1994
END OF RENEWAL
10/31/2020

CERTIFIED RESIDENTIAL REAL PROPERTY APPRAISER

THIS LICENSE EXPIRES IF YOU FAIL TO PAY RENEWAL FEES OR IF YOU FAIL TO COMPLETE ANY REQUIRED EDUCATION IN A TIMELY MANNER

State of Georgia
Real Estate Commission
Suite 1000 - International Tower
229 Peachtree Street, N.E.
Atlanta, GA 30303-1605

LYNN DEMPSEY
Real Estate Commissioner

52421351

[redacted]
\# [redacted]
Status ACTIVE

ORIGINALLY LICENSED
05/06/1994
END OF RENEWAL
10/31/2020

CERTIFIED RESIDENTIAL REAL PROPERTY APPRAISER

THIS LICENSE EXPIRES IF YOU FAIL TO PAY RENEWAL FEES OR IF YOU FAIL TO COMPLETE ANY REQUIRED EDUCATION IN A TIMELY MANNER

State of Georgia
Real Estate Commission
Suite 1000 - International Tower
229 Peachtree Street, N.E.
Atlanta, GA 30303-1605

LYNN DEMPSEY
Real Estate Commissioner

52421351

Real Property Records Search

Clayton County Property Card For Year 2019

[redacted]

PARCEL ID . . 12204A B008
LOCATION . . 2505 OAK CIR

LEGAL DESC LOT 4
DISTRICT 8 COUNTY - FIRE
NBRHOOD 40255 F A CLEMONS

DESCRIPTION RICHARDS & HIGGINS - WATER/SEPTIC/ELEC/GAS
DESCRIPTION PAVED ROAD
ROAD FRONT . . . 75.0
PLAT BOOK/PAGE . . . 5 234

SALES HISTORY

DEED BOOK	PAGE	SALE DATE	SALES INSTRUMENT	DISQUALIFIED	SALE AMT	DEED NAME
11212	270	7/20/17	WARRANTY DEED	QUALIFIED	58,000	[redacted]
10057	245	9/20/11	QUIT CLAIM	RELATED		
10011	502	9/20/11	WARRANTY DEED	GOVERNMENT SALE		[redacted]
9914	021	12/07/10	WARRANTY DEED	GOVERNMENT SALE	58,960	[redacted]
9914	018	12/07/10	DEED UNDER POWE	FORECLOSURE	58,960	[redacted]
0937	733	1/01/78	WARRANTY DEED	.		[redacted]

LAND SEGMENTS

LND#	ZONE	LAND TYPE/CODE	LAND QTY
1	RS110	LT 1	1.000

MAP ACRES . . .000

[redacted] **2505 OAK CIR., ELLENWOOD, GA 30294**
Ref [redacted] Report Date: 12/05/2019 Borrower: Landa
File Name: [redacted] Form File [redacted]

[redacted]

SCORING

Quality	798	Complexity	933	Value	871
Poor / Fair / Good / Excellent		Extreme / High / Moderate / Low		Overvaluation Risk: High / Mod / Low	

Findings	Fatal	Critical	High	Mod	Low	Total
	0	0	1	6	6	13
Closed	0	0	0	0	0	0

ID	FINDING	SEVERITY
SCA181	Appraisal methodology may require further review; the adjusted range of comparable sale prices is wider than the unadjusted range.	High
UAD999	One or more UAD findings are anticipated to trigger. Please refer to the UCDP section for details.	Moderate
SCA194	Multiple "across the board" feature adjustments suggest lack of comparability. Need for multiple "across the board" property feature adjustments indicates subject may be a-typical for the area.	Moderate
SCA165	The closed sales unadjusted sales prices ($104,000 - $105,000) do not bracket the subject property's value ($100,000).	Moderate
SCA157	Subject Age (58) is not bracketed (54 - 57) by closed sales.	Moderate
SCA158	Subject GLA (920) is not bracketed (926 - 1,025) by closed sales.	Moderate
SCA105	The appraisal report contains "across the board" net negative adjustments.	Moderate
FNM999	One or more Fannie Mae (CU) findings are anticipated to trigger. Please refer to the UCDP section for details.	Low
SUB111	Subject property is tenant-occupied.	Low
SCA127	"Across the board" adjustments for Porch/Patio/Deck	Low
SCA160	Subject Garage/Carport (None) is not bracketed (1cp1dw - 1cp1dw).	Low
SCA124	"Across the board" adjustments for Heating/Cooling	Low
SCA126	"Across the board" adjustments for Garage/Carport	Low

SCORING COMMENTS

Appraiser-facing comments (0)

Internal comments (0)

Appraisal Summary

Borrower	LANDA PROPERTIES LLC
Owner	LANDA PROPERTIES LLC
Occupancy	Tenant
Lender	[redacted]
Form Type	1004_05uad
Appraisal Date	12/04/2019
Assignment	Refinance
Location	Suburban
Built Up	Over 75%
Demand/Supply	In Balance
Marketing Time	3-6 mths
Property Values	Stable

Appraised Value	$[redacted]	**Variance %**
Contract Price	N/A	N/A
AVM Value	Order AVM	
Predom Value (1-Unit Housing)	$105,000	+5.00%
Low-High Value (1-Unit Housing)	$[redacted]	

Bracketing	Subject		Comparable Range
Year Built	1961	✗	1962 - 1965
Unadjusted Sales Price	$100,000	✗	$104,000 - $105,000
Adjusted Sales Price	$100,000	✓	$97,795 - $101,500
GLA(sqft)	920	✗	926 - 1,025
Quality Rating	Q4	✓	Q4 - Q4
Condition Rating	C4	✓	C4 - C4

Public Record Analysis

SUBJECT PROPERTY	
Last Sale	$58,000 on 12/06/2017
Price/Sqft	$63 based on 920 sqft
NEARBY SALES	
Average Price	$83,032 ($83 / sqft)
Price Range	$45,000 - $150,000
Median Price	$78,000
Foreclosure:Sales	3:46 (6%)
Distance Range	0.4 - 2.63

Alert Summary

Client Checklist		Appraiser	
Pass	85	Appraiser Alert	No
Actn req'd	15	Public Notices	0
Revision	0	**Appraisal Comps**	
Unspecified	50	Scores	71,71,95
Scoring		My Property Database	0
Key Findings	13	**UCDP**	
Report Card		UAD Fatals	0
Omissions	2	UAD Warnings	1
Discrepancies	0	FNM Warnings	1
1004MC	0	Other Hard/Soft Stops	0
Public Records	1		

APPRAISAL REVIEW CHECKLIST

Review each item below and mark appropriately. "Pass" indicates no action is required and "Actn Req'd" indicates action is required. If a revision is needed by the appraiser, select "Revision" and enter a detailed comment. When finished, click the "Save and send revisions" button to send all revision requests to the appraiser.

Client [redacted] **Borrower** LANDA PROPERTIES LLC **Appr. value** $[redacted] **Loan #** [redacted]

Pass | Actn req'd | Revision | # | + Expand all | — Collapse all

1670 The estimated Remaining Economic Life (REL) is less than 30 years.

Section: Critical

Estimated Remaining Economic Life:

Internal comments

1397 The appraisal is not signed.

Section: Critical

Internal comments

2341 The appraisal order form type does not match the form type in the order data.

Section: Critical

Appraisal Form Type: 1004_05UAD
Order Form Type: 1004_05uad

Internal comments

2732 The report contains Critical or Fatal Scoring findings that pertain to critical or fatal rules in the Platinum scoring, UAD, UCDP, or FNM/FRE rule sets. Please see finding specifics in display below.

Section: Critical

Instructions: ******AUDITOR IS TO REVIEW THE REALVIEW SCORE FINDINGS FOR ANY HIGH AND CRITICAL FINDINGS (CLICK "SHOW XX FINDINGS JUST UNDER THE REALVIEW SCORE ON THE MAIN PAGE) AND HAVE THE APPRAISER COMMENT, REVIEW THE REPORT CARD AND THE UCDP FINDINGS TABS AND HAVE THE APPRAISER CORRECT AND/OR ADDRESS THESE FINDINGS AND ANY UCDP HARD STOP MESSAGES*******

Internal comments

11004 Please review the following risk items and comment and/or revise the report as appropriate:

Section: Critical

Instructions: ******AUDITOR IS TO REVIEW THE REALVIEW SCORE FINDINGS FOR ANY HIGH RISK FINDINGS (CLICK "SHOW XX FINDINGS JUST UNDER THE REALVIEW SCORE ON THE MAIN PAGE) AND HAVE THE APPRAISER COMMENT, REVIEW THE REPORT CARD AND THE UCDP FINDINGS TABS AND HAVE THE APPRAISER CORRECT AND/OR ADDRESS THESE FINDINGS AND ANY UCDP HARD STOP MESSAGES*******

Internal comments

11009 Is the report completed "subject to" and has the special order instructions been reviewed to determine if an "as-is" value was also requested in the order assignment?

Section: Critical

Instructions: Auditor to review special order instructions and determine if the client also requested an as-is value when completed subject to.

Internal comments

11010 Auditor to determine if a 2nd appraisal is found for the subject property and to follow dual appraisal reconciliation process including completion of the reconciliation form.

Section: Critical

Internal comments

11014 There are findings of concern on the SSR's and/or LSAM.

Section: Critical

Instructions: Auditor to review the SSR's and LSAM report and resolve any significant findings or omissions.

Internal comments

11015 Auditor to review opinion of value if "subject to" or "as-is" and ensure if this order is part of a 2 appraisal order that the other appraisal has the same condition noted.

Section: Critical

Instructions: Review both appraisals to determine they both match if subject to.

Internal comments

11016 Is appraisal completed "subject to" and does it have an "as-is" value.

Section: Critical

Instructions: If JPMC, all appraisals must include an "as-is" value even if incomplete.

Internal comments

11017 Does the subject lot contain more than 2 acres? If so, has the appraiser addressed whether the acreage is considered as excess/surplus land?

Section: Critical

Instructions: Ask the appraiser to address whether the acreage is considered excess or surplus land.

Internal comments

1006 This is a refinance and the property is either currently listed for sale or has been offered for sale in the last 12 months.

Section: Subject

Review for commentary from the appraiser
Transaction Type: Refinance
Subject Listed for Sale in Prior 12 Months: No
Twelve Month Listing History of Subject Property: DOM Unk;GAMLS

Internal comments

1452 The report indicates the assignment type is a Refinance Transaction and the borrower's name is different from the Owner of public record.

Section: Subject

Assignment Type: Refinance
Borrower Name: LANDA PROPERTIES LLC
Owner Name: LANDA PROPERTIES LLC

Internal comments

1587 The property is not owner occupied or the property is vacant per the report.

Section: Subject

Occupant: Tenant

Internal comments

1653 Real Estate taxes are blank, the format is not a valid number, or the tax year is not within 2 years of the appraisal date.

Section: Subject

Appraisal Date: 12/04/2019
Real Estate Taxes: $856
Tax Year: 2018

Internal comments

2026 Borrower name is inconsistent throughout report.

Section: Subject

No 1004MC Form in report
Appraisal Borrower Name: LANDA PROPERTIES LLC
1004MC Borrower Name:

Internal comments

2027 Property address is inconsistent throughout report.

Section: Subject

Contract Address: 2505 OAK CIR, ELLENWOOD GA 30294
Appraisal Grid Address: 2505 OAK CIR. ELLENWOOD, GA 30294
Appraised Property Address: 2505 OAK CIR. ELLENWOOD, GA 30294

Internal comments

2173 The report has one or more blank fields that are required to be checked or completed.

Section: Subject

Internal comments

2846 The subject GLA does not match public records within 10% +/- of the subject.

Section: Subject

Appraisal Gross Living Area Sq.Ft.: 920
Public Records Gross Living Area Sq.Ft.: 920
Percent Difference: 0.00%

Internal comments

1221 The borrower's and co borrower's first and last names are not included or do not match the order.

Section: Subject

Borrower Name: LANDA PROPERTIES LLC
Order Borrower Name: Properties LLC Landa
Order Coborrower Name:

Internal comments

2340 The assignment type on the appraisal report does not match the order assignment type.

Section: Subject

Report Assignment Type: Refinance
Order Assignment Type: Refinance

Internal comments

2393 The subject property address on the appraisal report differs from the order data.

Section: Subject

Instructions: Reviewer to ensure the appraiser has provided comments that identifies the difference and explains the sources used for the correct address.

Address: 2505 OAK CIR., ELLENWOOD, GA 30294

Order Address: 2505 OAK CIRCLE, ELLENWOOD, GA 30294

Internal comments

1798 The county field is not text only (no FIPS codes are allowed) or county name differs from the order.

Section: Subject

County: CLAYTON
Order County: CLAYTON

Internal comments

2411 The appraiser did not provide a tax card.

Section: Subject

Internal comments

1185 The required legal description is incomplete.

Section: Subject

Legal Description: DISTRICT 12, LAND LOT 204A

Internal comments

1007 Is the subject property currently for sale? (applicable only to refinanced subject properties)

Section: Subject

Transaction Type: Refinance

Internal comments

1622 Assignment type is Purchase and the subject property is not currently offered for sale in the last 12 months

Section: Subject

If assignment is a purchase and the property was not listed, the transaction may be non arm's length.
Assignment Type: Refinance
Offered for sale in the last 12 months?: No

Internal comments

1987 The transaction is the purchase of new construction and occupancy is not vacant.

Section: Subject

Assignment Type: Refinance
Age: 58

Year Built: 1961
Occupant: Tenant

Internal comments

1984 The unit number for this condominium is blank or it does not have a dash to indicate no unit number available.

Section: Subject

Form Type: 1004_05UAD
Address: 2505 OAK CIR., ELLENWOOD, GA 30294

Internal comments

2005 Occupancy is blank.

Section: Subject

Occupant: Tenant

Internal comments

1621 The subject is a PUD and there are no HOA dues listed.

Section: Subject

Note that FNMA does not consider zoning as a basis for determining PUD status. Fees must be mandatory and non-severable.
PUD: No
HOA Fees: 0

Internal comments

1704 The appraisal indicates there are HOA fees, however the PUD box not checked.

Section: Subject

Instructions: Ensure comment to address the purpose of HOA fees

PUD: No
HOA Fee: 0

Internal comments

1850 The report does not contain whether the HOA fees are paid monthly or annually

Section: Subject

Form Type: 1004_05UAD
PUD unchecked and HOA fees 0 or Blank

Internal comments

1799 The project name or phase number is missing for either the subject or comparable sale on the condo appraisal form.

Section: Subject

Form Name: 1004_05uad

Internal comments

1239 The report does not contain the comment required to address the purpose of HOA fees (for unchecked PUD)

Section: Subject

HOA Fee: 0

Internal comments

1225 The subject is vacant; a utilities comment needed.

Section: Subject

Instructions: Ensure the appraiser added sufficient commentary.

Confirm the appraiser commented that utilities are on and functioning.
Occupant: Tenant

Internal comments

1857 The appraiser has not provided the exposure time for the subject.

Section: Subject

Instructions: Reviewer to determine whether appraiser has provided sufficient commentary regarding the subject's exposure time.

Comment: ...IMMEDIATELY PRECEDING ACCEPTANCE OF THIS ASSIGNMENT. THE **EXPOSURE** TIME FOR SUBJECT PROPERTY OF 90-120 DAYS WAS DEVELOPED...

Subject Listed for Sale in Prior 12 Months: No
Twelve Month Listing History of Subject Property: DOM Unk;GAMLS

Internal comments

2052 If CONDO:Subject and Project phase (complete OR not complete) must be consistent. If the logic is inconsistent a comment is required.

Section: Subject

Form Type: 1004_05UAD

Internal comments

2518 The subject listing description for the data source is in an incorrect format. Data Source(s) Used must show abbreviated MLS Name (no spaces or special characters preceding "MLS"), plus Listing # identifier or text when applicable. (Example MRIS#12345AB) Please refer to Page 9 of 43 in Appendix D.

Section: Subject

Contract Data Source:

Internal comments

11002 The appraisal does not have a specific comment or analysis how the highest and best use was determined.

Section: Subject

Internal comments

11023 The legal description does not state SEE ADDENDUM with a image of the actual legal description from deed records provided

Section: Subject

Instructions: Client requires "See addendum" in the legal description field. The appraiser should always include a copy of a deed indicating the legal description in the appraisal report.

Internal comments

1112 The appraiser did not analyze the sales contract.

Section: Contract

Assignment Type: Refinance

Internal comments

1834 The appraised value is less than or greater than 10% of the purchase price.

Section: Contract

Subject Value: 100000
Contract Price:

Internal comments

1010 The appraisal is missing the date of the contract.

Section: Contract

Check Contract
Date of Contract:

Internal comments

1011 Financial assistance is checked.

Section: Contract

Instructions: Ensure it matches purchase agreement and does not exceed guidelines.

Check Contract and 1003
Amount:
Explanation:

Internal comments

2227 The assignment type is indicated to be a refinance and the contract details section is not blank.

Section: Contract

Assignment Type: Refinance

Internal comments

2241 The contract price is greater than the list price by 10% or more.

Section: Contract

Reviewer to determine whether contract price is greater than 10% of listing price and enforce policy requirements.
Transaction Type: Refinance
Subject Listed for Sale in Prior 12 Months: No
Contract Price:
Twelve Month Listing History of Subject Property: DOM Unk;GAMLS

Internal comments

1021 Is the sale price outside the neighborhood price range?

Section: Neighborhood

Transaction Type: Refinance

Internal comments

1098 The appraisal indicates one or more of the following trends: declining values, oversupply, or over six months.

Section: Neighborhood

Property Values: Stable

Demand/supply: In balance
Marketing time: 3-6 mos.

Internal comments

1113 The percentages in the present land use section do not total 100%.

Section: Neighborhood

One-Unit %: 70
2-4 Unit %:
Multi-Family %:
Commercial %: 30
Other %:
Is "other" present land use 20% or more? If Yes, there must be an explanation of what the "other" land use consists of:
Other:

Internal comments

1407 The neighborhood boundaries are not clearly delineated using NORTH, SOUTH, EAST, and WEST. Description of the boundaries must begin in the Neighborhood Boundaries section (overflow text can be included in an addendum). It is not acceptable to reference a map, use the phrase "see addendum," nor is it acceptable to use "N," "S," "E," and "W" as abbreviations.

Section: Neighborhood

Neighborhood Boundaries: SUBJECT IS BOUNDED BY: I285 TO THE NORTH, I675 TO THE EAST, FOREST PKWY TO THE SOUTH, JONESBORO RD. TO THE WEST.

Internal comments

1411 The neighborhood description for the subject property is either blank or contains an unacceptable response (eg. N/A, none, or not available).

Section: Neighborhood

The reviewer needs to ensure the commentary adequately describes the neighborhood.
Neighborhood Description: SUBJECTS' MARKET IS COMPRISED OF 1 STORY TRADITIONAL STYLE HOMES DISPLAYING AVERAGE MAINTENANCE AND UPKEEP. SUBJECT HAS EASY ACCESS TO SCHOOLS, PARKS, PLACE OF WORSHIP, SHOPPING AND EMPLOYMENT.
Neighborhood Market Conditions: GENERAL MARKET CONDITIONS ARE STABLE WITH A PREVALENCE TOWARDS FHA AND CONVENTIONAL FINANCING. TYPICAL MARKETING TIME IS 3-6 MONTHS.

Internal comments

1900 The location map does not indicate comparables from same general locale with no man-made or natural boundaries separating the sale/subject? (Boundaries such as parks, highways, rivers, RR tracks)

Section: Neighborhood

Reviewer to confirm using RealView nearby sales map "birds eye" view.

Internal comments

2123 The appraised value is lower or higher than the predominant value by 5% or more.

Section: Neighborhood

Reviewer to ensure the appraiser has provided commentary if the 5% variance is present.
Percent Difference: 4.76%
Appraised Value: 100000
Predominant Value: 105000

Internal comments

1240 The lot size is not bracketed by comparables, though the subject property lot size exceeds 1 acre

Section: Site

Manual Review

	Lot Size
Subject:	15246 sf
Comp #1:	11761 sf
Comp #2:	11761 sf
Comp #3:	17860 sf

Internal comments

1167 The property has an individual well and/or septic, however the appraiser has not comment if the property has access to public utilities nor indicated if common and typical to the area.

Section: Site

Internal comments

1024 If subject zoning is legal non-conforming, no zoning, or illegal zoning, comment needed whether or not the subject can be rebuilt if destroyed.

Section: Site

Instructions: Reviewer to confirm the appraiser has provided sufficient commentary whether the subject can be rebuilt, if it is destroyed.

Zoning: Legal
Specific Zoning Classification: RS110

Zoning Description: RESIDENTIAL

Internal comments

1803 The subject property is vacant and the appraisal report may not contain comments regarding utilities, as required.

Section: Site

Instructions: Ensure the appraiser has provided sufficient commentary regarding utilities. If utilities are NOT on, the report needs to be completed subject to utilities being turned on.

Occupant: Tenant
We did not find the key word(s) for utilities in the appraisal XML. The reviewer should check the appraisal PDF

supplemental addendum page(s).

Internal comments

1542 **If checked "yes", please ensure there is an explanation provided.**

Section: Site

Instructions: Ensure the appraiser has provided sufficient commentary.

Adverse Site Conditions: No
Site Comments: NO ADVERSE ENVIRONMENTAL CONDITIONS NOTED AT TIME OF APPRAISAL IN THE IMPROVEMENT, ON THE SITE OR IN THE IMMEDIATE AREA.

Internal comments

1030 **There may be inconsistencies of information regarding the sales grid, sketch, and/or photos.**

Section: Description of Improvements

Instructions: Auditor to review the room counts to ensure they are present on the sketch and/or photos. IF FHA, porch, deck, patio to appear on sketch and to include dimensions.

Manual Review: Check Sales Grid and Photos

	Subject
Total Rooms	6
Bedrooms	3
Baths	1.0
GLA Sq.Ft.	920
Basement Finished	0sf
Rooms Below Grade	
Garage/Carport	None
Porch, Patio, Deck	NONE
Fireplaces	NONE

Internal comments

1655 **The subject property is "Proposed" or "Under Construction," however the appraisal report is not made "subject to completion."**

Section: Description of Improvements

Improvements Type : Detached : Existing
This Appraisal is Made : As Is

Internal comments

1813 **There is evidence of dampness, settlement, or infestation.**

Section: Description of Improvements

Instructions: Ensure that the condition is thoroughly explained and photo evidence is included.

Dampness: No
Settlement: No
Infestation: No

Internal comments

1144 **There are physical deficiencies or adverse conditions that affect the livability, soundness, or integrity of the property.**

Section: Description of Improvements

Instructions: Reviewer to verify the subject has a working kitchen and at least 1 working bathroom.

Physical Deficiencies or Adverse Conditions: No

Internal comments

1606 **The subject has security bars on any window, and the following is needed: (A) Comment whether all rooms have EITHER a safety release on at least 1 window or an exterior door for safe egress. (B) Comment whether presence of security bars violate local fire and/or building codes. (C) Photos of windows showing security latches.**

Section: Description of Improvements

Other Amenity Description: None
Exterior Window Type: WD/DH/AVG
Exterior Screens: MESH/AVG
Quality and Condition of Property: C4;Kitchen-updated-six to ten years ago;Bathrooms-not updated;SUBJECT

DISPLAYS REGULAR MAINTENANCE AND UPKEEP AS KITCHEN HAS BEEN UPDATED WITH UPDATED CABINETS, COUNTER TOP AND APPLIANCES..

Physical Deficiencies or Conditions:
Physical Deficiencies or Conditions:
Property Conformity to Neighborhood:
Comments on Sales Comparison: SALES SELECTED ARE DEEMED THE BEST AVAILABLE AS THEY ARE THE MOST RECENT AND THE MOST COMPARABLE. ADJUSTMENTS HAVE BEEN MADE TO REFLECT DISSIMILAR FEATURES BASED ON PAIRED SALES ANALYSIS . ALL COMPS HAVE BEEN GIVEN EQUAL WT. AS THEY FALL WITHIN A CLOSE RANGE, THEREFORE INDICATED VALUE FALLS WITHIN RANGE. SUBJECT FALLS BELOW THE UNADJUSTED SALES DUE TO ITS SIZE AND LACK OF AMENITIES.
Comments on Sales Comparison:
Comments on Sales Comparison:
Neighborhood Description: SUBJECTS' MARKET IS COMPRISED OF 1 STORY TRADITIONAL STYLE HOMES DISPLAYING AVERAGE MAINTENANCE AND UPKEEP. SUBJECT HAS EASY ACCESS TO SCHOOLS, PARKS, PLACE OF WORSHIP, SHOPPING AND EMPLOYMENT.
Neighborhood Market Conditions: GENERAL MARKET CONDITIONS ARE STABLE WITH A PREVALENCE TOWARDS FHA AND CONVENTIONAL FINANCING. TYPICAL MARKETING TIME IS 3-6 MONTHS.
Additional Comments: I HAVE PERFORMED NO SERVICES, AS AN APPRAISER OR IN ANY OTHER CAPACITY, REGARDING THE PROPERTY THAT IS THE SUBJECT OF THIS REPORT WITHIN THE 3 YEAR PERIOD IMMEDIATELY PRECEDING ACCEPTANCE OF THIS ASSIGNMENT. THE EXPOSURE TIME FOR SUBJECT PROPERTY OF 90-120 DAYS WAS DEVELOPED FROM STATISTICAL SALES INFORMATION DEEMED TO BE SIMILAR TO SUBJECT AND CAPTURED AS MEDIAN DAYS ON MARKET. COMPS ARE OVER 1MILE DUE TO THE LACK OF RECENT COMPARABLE SALES IN SUBJECT'S IMMEDIATE MARKET AREA THEREFORE COMPS WERE TAKEN FROM NEARBY SIMILAR COMPETING NEIGHBORHOODS.
Beginning Addendum:
Ending Addendum:
Adverse Site Conditions: NO ADVERSE ENVIRONMENTAL CONDITIONS NOTED AT TIME OF APPRAISAL IN THE IMPROVEMENT, ON THE SITE OR IN THE IMMEDIATE AREA.
Conditions of Appraisal: NO LIABILITY IS ASSUMED FOR THE STRUCTURAL OR MECHANICAL ELEMENTS OF THE PROPERTY.
Prior Sales Comments: SUBJECT HAS TRANSFERRED TITLE IN THE PAST 36 MONTHS ACCORDING TO PUBLIC RECORDS.
Final Reconciliation: THE MARKET APPROACH IS CONSIDERED TO BE THE MOST RELIABLE INDICATOR OF THE VALUE OF THE SUBJECT PROPERTY AS IT BEST REFLECTS THE ACTIONS OF BUYERS AND SELLERS IN THE CURRENT MARKETPLACE. THE INCOME APPROACH IS INAPPLICABLE AS THIS IS AN OWNER OCCUPIED MARKET. THE COST APPROACH DOES NOT APPLY DUE TO THE INACCURACY OF CALCULATING DEPRECIATION.

Internal comments

1979 **If subject has a partial basement, a 2nd box must be checked detailing the remainder of the foundation**

Section: Description of Improvements

Partial Basement: No
Foundation: Concrete Slab

Internal comments

1121 **Some comparable sales were not sold within 6 months of the appraisal date. An explanation is required.**

Section: Sales Comparison Approach

Last Sale Dates:
Appraisal Date: 12/04/2019
Comp #1: 06/01/2019
Comp #2: 06/01/2019
Comp #3: 09/01/2019

Internal comments

1051 **There are line adjustments greater than 10% of the unadjusted sales price.**

Section: Sales Comparison Approach

Amenity	Comp #1	Comp #2	Comp #3
Sales Price	104,000	105,000	105,000

No line item adjustments exceed 10%.

Internal comments

1052 **The total net adjustments exceed 15% of the unadjusted sales price.**

Section: Sales Comparison Approach

Check Sales Grid.
Comp #1: -6.0%

Comp #2: -5.0%
Comp #3: -3.0%

Internal comments

1053 The total gross adjustments exceed 25% of the unadjusted sales price.

Section: Sales Comparison Approach

Check Sales Grid.
Comp #1: 6%
Comp #2: 5%
Comp #3: 3%

Internal comments

1059 The appraised value is not bracketed by the adjusted closed sale prices of the comparables.

Section: Sales Comparison Approach

Appraised value: 100000
Low-High adjusted sale range: 97795 - 101500

Internal comments

1193 If property is urban, comp distance may not be greater than 1 mile.

Section: Sales Comparison Approach

Location: Suburban
Comp #1: 1.86 mi.
Comp #2: 1.86 mi.
Comp #3: 0.67 mi.

Internal comments

1255 The report does not contain the required minimum of 2 comparables within 90 days and 2 active/pending listings for subject properties in declining market conditions

Section: Sales Comparison Approach

Property Values: Stable
Marketing time: 3-6 mos.
Demand/supply: In balance
Appraisal Date: 12/04/2019

Internal comments

1829 Is the Low-to-high Range of all properties in the report (Comparable Adjusted Sales Prices and Listings Adjusted Sales Prices) greater than 20% of the Indicated Value when calculated using the Sales Comparison Approach?

Section: Sales Comparison Approach

	Adjusted Sales Price	Percent Difference
Subject	100,000	
Comp #1	97,795	2.21%
Comp #2	99,995	0.01%
Comp #3	101,500	1.50%

Internal comments

1739 The report has either a mathematical error in the Net Adjustment Total (NAT) or the check box for the negative/positive Net Adjustment Total (NAT) is incorrect.

Section: Sales Comparison Approach

	Adjustment	Net Adjustment (Total)	Sum of All Adjustments
Comp #1	Negative	-6,205	-6,205
Comp #2	Negative	-5,005	-5,005
Comp #3	Negative	-3,500	-3,500

Internal comments

1128 The subject property's above grade bedroom count, bathroom count, or GLA do NOT match the display in the Improvements section, the Sales Comparison Grid, or the Cost Approach (if applicable).

Section: Sales Comparison Approach

Instructions: Confirm that the information displayed is the same as the Building Sketch.

We did not find the image for the building sketch in the appraisal XML. The reviewer should check the appraisal PDF supplemental addendum page(s).
Form Type: 1004_05uad

	Improvements		Sales Grid	
	Values	Total	Values	Total
Total Rooms	6	6	6	6
BedRooms	3	3	3	3
BathRooms	1.0	1.0	1.0	1.0
GLA	920	920		920 Cost Approach: 920

Internal comments

1306 The report does not contain the required 3 year sales history of the subject and the 1 year prior sale or transfer history for all comparable sales

Section: Sales Comparison Approach

Instructions: Please review comments to ensure there is commentary regarding any prior sales and that the deed type is indicated

Appraisal Date: 12/04/2019
Subject Sold or Transferred Within Past Three Years: Yes
Data Source: PUBLIC TAX RECORDS
Comparable Sales Sold or Transferred Within Prior Year of Sale: No
Data Source(s): PUBLIC TAX RECORDS

	Prior Sale/Transfer	
	Date	Price
Subject	07/20/2017	58000
Comp #1:		
Comp #2:		
Comp #3:		

Internal comments

1431 The report does not contain the minimum of 1 sales outside of the project for all subject properties that are new construction condominiums

Section: Sales Comparison Approach

Form Type: 1004_05UAD
Year Built: 1961
Age: 58

Internal comments

1402 The condition of the subject property is indicated as C5 or C6.

Section: Sales Comparison Approach

Instructions: Ensure that appraisal report contains sufficient information to upgrade classification to C4 or better.

Subject's Condition: C4

Internal comments

1118 There are less than 2 competitive active listing or pending sales

Section: Sales Comparison Approach

	Date of Sale
Comp #1:	s06/19;Unk
Comp #2:	s06/19;Unk
Comp #3:	s09/19;Unk

Internal comments

1636 There is not minimum of one listing or pending sale as required. Appraiser to provide explanation

Section: Sales Comparison Approach

Date of Sale Concessions

Comp #1:	s06/19;Unk	ArmLth
Comp #2:	s06/19;Unk	ArmLth
Comp #3:	s09/19;Unk	ArmLth

Internal comments

1036 The appraised value is not bracketed by the unadjusted sale prices of the comparable sales.

Section: Sales Comparison Approach

Check Sales Grid
Appraised value: 100000
Low-High sale range: 104000 - 105000

Internal comments

1200 The required DOM is not present for all sales and listings

Section: Sales Comparison Approach

Twelve Month Listing History of Subject Property: DOM Unk;GAMLS
Comp #1: GAMLS;DOM 55
Comp #2: GAMLS;DOM Unk
Comp #3: GAMLS;DOM 15
Neighborhood Description: SUBJECTS' MARKET IS COMPRISED OF 1 STORY TRADITIONAL STYLE HOMES DISPLAYING AVERAGE MAINTENANCE AND UPKEEP. SUBJECT HAS EASY ACCESS TO SCHOOLS, PARKS, PLACE OF WORSHIP, SHOPPING AND EMPLOYMENT.

Internal comments

1363 The number of comparable sales and listing on the top of the Sales Comparison section does not equal the like amount on the 1004MC

Section: Sales Comparison Approach

1004 MC Total Number of Comparable Sales: 0
Top of Sales Grid # of Comparable Sales: 6
1004 MC # Listings:
Top of Sales Grid # of Listings: 1

Internal comments

1558 The line item adjustments are not consistent for the same features within the report. The different adjustments and inconsistencies require an explanation within the report.

Section: Sales Comparison Approach

Reviewer to determine whether the appraiser has provided sufficient commentary when different or inconsistent adjustments have been made.

Amenity	Subject	Comp #1	Comp #2	Comp #3
Bedrooms / Baths	3 / 1.0	3 / 1.0	3 / 1.0	3 / 1.0
		0 /	0 /	0 /

It appears that the subject property and at least one comparable property have the same bedroom and/or bathroom configuration, however there is an adjustment. (0 is not allowed.)

Internal comments

1618 The report does not list one source of data and one source of verification regarding the sale of each comparable sale.

Section: Sales Comparison Approach

	Data Source	Verification Source
Comp #1	GAMLS;DOM 55	PUBLIC RECORDS
Comp #2	GAMLS;DOM Unk	PUBLIC RECORDS
Comp #3	GAMLS;DOM 15	PUBLIC RECORDS

Internal comments

2519 One or more of the comparables data source description is in an incorrect format.

Section: Sales Comparison Approach

Instructions: Ensure the Data Source(s) used show abbreviated MLS Name (no spaces or special characters preceding "MLS"), plus Listing # identifier or text when applicable. (Example MRIS#AA123456789;DOM 220) Please refer to Sales Comparison Approach Section in Appendix D.

	Data Sources
Comp #1	GAMLS;DOM 55 PUBLIC RECORDS
Comp #2	GAMLS;DOM Unk PUBLIC RECORDS
Comp #3	GAMLS;DOM 15 PUBLIC RECORDS

Internal comments

1911 The comparables GLA do not bracket the subject's GLA within 20%.

Section: Sales Comparison Approach

Lender/Client Company Name: PINNACLE CREDIT UNION
Low to High GLA: 926 - 1025
Subject GLA: 920

Internal comments

2609 The report does not contain 2 closed sales that are equal to or greater than the appraised value.

Section: Sales Comparison Approach

Appraised Value: 100000

	Adjusted Sales Price	Unadjusted Sales Price
Comp #1	97795	104000
Comp #2	99995	105000
Comp #3	101500	105000

Internal comments

1183 Some comparable sales are not within 1 mile from the subject property. An explanation is required.

Section: Sales Comparison Approach

	Proximity
Comp #1	1.86
Comp #2	1.86
Comp #3	0.67

Internal comments

11001 Did the appraiser use generic references for the data source and verification source? (MLS, Tax Records, Public Records are generic references, specific references are required for FMNA/FHLMC appraisal: Example (Oakland County Assessor, CRMLS)

Section: Sales Comparison Approach

Internal comments

11007 Are no time adjustments applied for aged sales?

Section: Sales Comparison Approach

Instructions: Auditor to review 1004MC to determine if the MC indicates whether time adjustments are warranted. Also, review if there is enough data to draw a conclusion. If data appears limited, review the Dart IQ comparable sales to determine if limited. Ask the appraiser to broaden his search criteria for the 1004MC.

Internal comments

11008 Do the photos of the subject indicate the condition or quality ratings are indicated incorrectly?

Section: Sales Comparison Approach

Instructions: Auditor to review photos to make sure condition rating seems accurate/supported.

Internal comments

11013 Adjustments do not appear to be supported or consistent with the quality of the subject.

Section: Sales Comparison Approach

Instructions: Review adjustments paying particular attention to amounts relative to the value of the subject property. Insignificant adjustment amounts may indicate a rule of thumb adjustment that is not market derived. Adjustments should be quantified by the appraiser.

Internal comments

Internal comments

11018 The effective date of value does not have the correct year/date.

Section: Sales Comparison Approach

Internal comments

11022 The report does not contain specific commentary any time the following adjustments are indicated: Site, Location, View, Quality, Condition, and Upgrades. Specific commentary regarding the differences between the subject/comps are required in this explanation.

Section: Sales Comparison Approach

Internal comments

11025 The adjustments for Basement, Finished Area in Basement, Finished Room count in the basement are not separately explained

Section: Sales Comparison Approach

Internal comments

11029 The appraisal is not completed as-is for the sole reason of a missing CO detector or a lack of a double strapped water heater.

Section: Sales Comparison Approach

Instructions: This client does not want appraisal reports completed "subject to" these items. Request appraisal be made as-is.

Internal comments

1472 The appraisal value exceed $1 million and the appraiser is not Certified.

Section: Reconciliation

If Yes, the appraiser must be certified in most states or the supervisory appraiser must have inspected the dwelling also. If no to both conditions, the appraiser may be practicing outside his licensure and should be confirmed with a Review Appraiser.
Appraised Value: 100000
Appraiser Name: [redacted]
Appraiser Certification Number: [redacted]
Appraiser License Number:
Appraiser License State: GA
Appraiser License Expiration: 10/31/2020

Appraiser ASC.gov Registry Info:	
Name	[redacted]
License Number	[redacted]
Licensing State	GA
License Type	Certified Residential
Expiration Date	10/31/2020

Internal comments

1473 The dwelling is new construction, and the cost approach has not been completed.

Section: Cost Approach

If Yes, the cost approach is required to be completed.
Age: 58
Cost Appr. Amt: 0

Internal comments

2506 The report does not contain the verification explanation required when the land value exceeds 30% of the total value.

Section: Cost Approach

Instructions: Auditor to make sure the appraiser states if typical for the area and/or if there are multiple other uses.

Reviewer to confirm appraiser provided a comment on the effect of marketability
Lender/Client Name: [redacted]
Land Value:
Appraised Value: 100000

Internal comments

1067 The cost approach required for all interior inspections, excluding condominiums, was not completed.

Section: Cost Approach

Cost Approach Value: 0

Internal comments

11000 Does the cost approach section indicate Replacement Cost New (RCN) method for all structures on the property that are not Personal Property?

Section: Cost Approach

Instructions: RCN is to be indicated by separately for each structure in the cost approach. The RCN should be the total of the RCN for each structure minus any offsets or pools.

Internal comments

11011 The cost approach is not supported or reproducible.

Section: Cost Approach

Instructions: If builder's cost is used it is to be included in the report, not just referenced. Appraiser must state the cost data source, if the builder is used include the name and contact information. If using a cost estimator service like Marshall and Swift, please ensure the quality rating indicated represents the subject property.

Internal comments

11012 The site value is not supported.

Section: Cost Approach

Instructions: a. The site value must be supported within the appraisal report by Sales Comparison (site sales), Market Extraction (Abstraction), or Allocation. It is not sufficient to just indicate that the appraiser used a certain method – the appraiser is to show the data/site sales used to develop the opinion of site value.

Internal comments

11021 The site value is not indicated.

Section: Cost Approach

Internal comments

1062 Is the appraiser's license # missing from the appraisal?

Section: Appraiser Credentials

State Certificate or License #: CR4853
State License #: GA

Internal comments

1089 The report does not contain a copy of the appraiser's current license

Section: Appraiser Credentials

Manual Review: Check Appraisal and Photos

Internal comments

1336 The appraisal company name or company address is not listed on the signature page of the report.

Section: Appraiser Credentials

Appraiser Company: [redacted]
Address: [redacted]

Internal comments

1388 The appraiser's phone number is not listed in the designated area of the signature page

Section: Appraiser Credentials

Appraiser Phone: [redacted]

Internal comments

1471 The appraisal may not signed and dated.

Section: Appraiser Credentials

Instructions: Ensure the appraisal is signed and dated.

If Yes, appraisal must be corrected.
Appraisal Date: 12/04/2019
We did not find the signature in the appraisal XML. The reviewer should check the appraisal PDF supplemental addendum page(s).

Internal comments

2134 The signature date is prior to or greater than 30 days after the appraisal as of date.

Section: Appraiser Credentials

Date of Signature: 12/05/2019
As of Date: 12/04/2019

Internal comments

1960 Signature page on the appraisal is not completely filled out with accurate information.

Section: Appraiser Credentials

Instructions: Ensure the appraisal is signed.

Appraiser Name: [redacted]
Appraiser Company: [redacted]
Address: [redacted]
Telephone Number: [redacted]
Email Address: [redacted]
Date of Signature and Report: 12/05/2019
Effective Date of Appraisal: 12/04/2019
State Certification Number: [redacted]
State License Number:
Other:
Other State Number:
State: GA
Expiration Date: 10/31/2020

Internal comments

1627 The appraiser name on the report does not match the name on the order. Compare appraiser name to the assigned appraiser on the order form.

Section: Appraiser Credentials

Appraiser Name: [redacted]
Order Appraiser Name: [redacted]

Internal comments

1147 The certification or license of the appraiser is not current.

Section: Appraiser Credentials

Appraisal Date: 12/04/2019
Verify License at https://www.asc.gov/
Appraiser Name: [redacted]
License Number:
Certificate Number: [redacted]
State: GA
Expiration Date: 10/31/2020

Internal comments

1064 Was the property inspected by someone other than the appraiser/supervisory appraiser?

Section: Appraiser Credentials

Check Appraisal
Supervisor Name:

Internal comments

1511 The sketch does not contain one or more of the following as required: all garages, basement, outbuildings, sheds, patios, porches, etc.

Section: Sketch

Manual Review
Wood Stove: No
Fireplace: No
Fence: No
Patio: No
Porch: No
Pool: No
Other Amenity: No
Fireplaces: NONE
Garage: No
Carport: No
Car Storage

Internal comments

1077 The report does not contain photos of front and rear of the subject property

Section: Photos

Confirm correct photos are attached to the report.
Front View of Subject Property: We did not find the image for the front view in the appraisal XML. The reviewer should check the appraisal PDF supplemental addendum page(s).
Rear View of Subject Property: We did not find the image for the rear view in the appraisal XML. The reviewer should check the appraisal PDF supplemental addendum page(s).
Subject Street Scene: We did not find the image for the street scene in the appraisal XML. The reviewer should check the appraisal PDF supplemental addendum page(s).

Internal comments

1080 The report does not contain interior photos of kitchen, main living area, BR(s), BA(s) and unique property components

Section: Photos

Manual Review: Check Sales Grid and Photos
Subject Improvements Amenities:
Wood Stove: No
Fireplace: No
Fence: No
Patio: No
Porch: No
Pool: No
Other Amenity: No

	Subject
Total Rooms	5
Bedrooms	3
Baths	1.0
GLA Sq.Ft.	920
Basement Finished	0sf
Rooms Below Grade	
Garage/Carport	None
Porch, Patio, Deck	NONE
Fireplaces	NONE

Internal comments

1085 MLS photos were provided. MLS photos are not permitted unless a valid reason is given (i.e. people present, photo unattainable, etc.)

Section: Photos

Manual Review: Review comments for personal inspection if MLS photos have been used.

Internal comments

1412 The report does not contain an aerial photo of the subject property neighborhood.

Section: Photos

Manual Review

Internal comments

1084 FHA: The report does not contain subject property photos showing all sides of the house, required for FHA properties

Section: Photos

Manual Review: Check Sales Grid and Photos
We did not find the key words for outbuildings, sheds or barns in the appraisal XML. The reviewer should check the appraisal PDF supplemental addendum page(s).

Internal comments

1079 The report does not contain photos of physical or functional obsolescence, deficiencies, structural issues, or repairs

Section: Photos

Manual Review: Check Sales Grid and Photos
This Appraisal is Made : As Is
Conditions of Appraisal: NO LIABILITY IS ASSUMED FOR THE STRUCTURAL OR MECHANICAL ELEMENTS OF THE PROPERTY.

Internal comments

11020 If proposed construction – the appraisal does not include the plans and specifications or builder cost estimates

Section: Photos

Internal comments

1091 The report may not contain the location map with the subject property and all comparables.

Section: Miscellaneous

Instructions: Reviewer to verify that the location map marker placements are consistent with the subject and comp addresses.

	Address
Subject	2505 OAK CIR., ELLENWOOD, GA 30294
Comp #1	4302 ROB ROY LANEELLENWOOD, GA 30294
Comp #2	1616 ROCK CUT RD.ELLENWOOD, GA 30294
Comp #3	5171 OLD GRANT RD.ELLENWOOD, GA 30294

Internal comments

1093 The invoice was not removed prior to sending the completed appraisal to the client.

Section: Miscellaneous

Manual Review

Internal comments

3140 The Client name and address on the report does not match the order Client name and address.

Section: Miscellaneous

Lender/Client Name: [redacted]
Lender/Client Address: [redacted]
Order Lender/Client Name: [redacted]
Order Lender/Client Address: [redacted]

Internal comments

1634 The name of the AMC in the report does not match Dart in the AMC field.

Section: Miscellaneous

Lender/Client Name: [redacted]

Internal comments

1527 The appraiser has performed services been on the subject property within the prior three years.

Section: Miscellaneous

Manual Review

Internal comments

1859 If in CA and Carbon Monoxide detector is not present, Report MUST be subject to. Comment needed whether or not the CO detector is present.

Section: Miscellaneous

This Appraisal is Made : As Is

Internal comments

1537 There are potential UAD format violations.

Section: Miscellaneous

Instructions: Please address and make any necessary corrections.

SALES COMPARISON APPROACH: Data Source(s) : Comp 1,2,3
Data Source(s) Used must show abbreviated MLS Name (no spaces or special characters preceding "MLS"), plus Listing # identifier or text when applicable. (Example MRIS#AA123456789;DOM 220) Please refer to Page 22 of 43 in Appendix D.

Internal comments

1447 The report does not contain the UAD Definition Addendum

Section: Miscellaneous

Verify that the UAD Definition Addendum is included within the Report
Form Type: 1004_05UAD

Internal comments

1293 The report does not contain form 216 and/or form 1025

Section: Miscellaneous

Internal comments

1181 The report does not contain an acceptable 216 operating income statement or 1007 comparable rent schedule addendum required for 2-4 unit subject properties

Section: Miscellaneous

Manual Review

Internal comments

1212 Comment needed within report whether or not the utilities were on and functional.

Section: Miscellaneous

Manual Review

Internal comments

1629 The appraiser's E & O policy is not attached to the report.

Section: Miscellaneous

Review report attachments for E & O insurance.

Internal comments

11003 The appraiser has not indicated the Client File Number on the top right corner of each page?

Section: Miscellaneous

Internal comments

11019 State Fee/AMC Registration numbers are not indicated as required.

Section: Miscellaneous

Instructions: Review State Requirements of Order

Internal comments

11024 Copy of the required PUD/Condo rider from the deed is not included in the report if the subject is indicated in a PUD or a Condo.

Section: Miscellaneous

Internal comments

1466 The 3 year sales history for the subject property may be inconsistent or incomplete.

Section: USPAP Compliance

Subject has not been transferred within 36 months or listed in the last 12 month.
Effective Date: 12/04/2019

	Prior Sale Date	Prior Sale Price	Data Source	Date of Data
Subject	07/20/2017	58000	MLS/PR	12/04/2019

Internal comments

1468 The 12 month sales history of the comparable sales may be inconsistent or incomplete.

Section: USPAP Compliance

None of the comparable sales have transferred prior to the sale listed in the grid.
Effective Date: 12/04/2019

			Prior Sale			
	Sales Price	Date of Sale	Date	Price	Data Source	Date of Data
Comp #1	104000	s06/19;Unk			MLS/PR	12/04/2019
Comp #2	105000	s06/19;Unk			MLS/PR	12/04/2019
Comp #3	105000	s08/19;Unk			MLS/PR	12/04/2019

Internal comments

1697 Is the 3 year sales history for the subject property been checked Yes or blank?

Section: USPAP Compliance

Subject Sold or Transferred Within Past Three Years: Yes
Data Source: PUBLIC TAX RECORDS

Internal comments

11026 Any approach to values are excluded (Sales Comparison, Cost, and/or Income) and the appraiser has not provided commentary regarding why.

Section: USPAP Compliance

Internal comments

1092 The report does not contain the 1004MC form required for all conventional and FHA/HUD 1 to 4 family appraisals.

Section: 1004MC

Confirm 1004MC is attached and complete.
1004MC Attached: No

Internal comments

1545 The 1004MC's inventory analysis section for each time frame is incomplete or the absorption rate has not been calculated.

Section: 1004MC

Internal comments

1848 The subject is a condo or cooperative and the 1004MC is not complete regarding the trends in the project (condo/coop).

Section: 1004MC

Form Type: 1004_05UAD
1004MC Form is missing

Internal comments

1975 If REO/Short, Distressed sales are a factor in the market, the following applies: (A) Mix of arm's length and distressed sales to be used when available and/or appropriate for comparison. (B) Explain the use of these sales and provide appropriate adjustment for being distresses, if applicable.

Section: 1004MC
REO Sale Factors are blank.
Market Analysis: Foreclosure Sales (REO Sales) a Factor:
Condo/Co-op Project: Foreclosure Sales (REO Sales) a Factor:

Internal comments

2019 1004MC is not signed.

Section: 1004MC

1004MC Attached: No

Internal comments

2089 The 1004MC form is not present or all needed fields are not filled out accordingly (verify at least one and multiple boxes not checked per trend)

Section: 1004MC

1004MC Attached: No

Internal comments

11027 Are any comparables located outside 1 mile and/or cross main roads/highways/railroad tracks/other natural and man made barriers without an explanation?

Section: Sales Comparison Approach

Internal comments

11028 The report does not contain a full Environmental Compliance Addendum.

Section: Miscellaneous

Internal comments

CHECKLIST COMMENTS

Appraiser-facing comments (0)

Internal comments (0)

Request revisions

QC Specialist ____________ **Date** ____________

Disclaimer: THIS AUTOMATED REVIEW MAY NOT HAVE BEEN COMPLETED BY AN APPRAISER.

REPORT CARD

Omissions (2) Discrepancies (0) 1004MC (0) Public Records (1)

Omissions and Guidelines

Subject Property: Appraisal lists a previous sale in the last 3 [redacted] on 07/20/2017.

1004MC:
The report does not contain the 1004MC form required for all conventional and FHA/HUD 1 to 4 family appraisals.

Discrepancies in Data and Alerts

None

1004MC Analysis

None

Public Record Data Analysis

Public Records show APN as . Appraisal displays [redacted]

REPORT CARD COMMENTS

Appraiser-facing comments (0)

Internal comments (0)

APPRAISER VERIFICATION

	APPRAISAL FORM	ASC.GOV	HUD.GOV
Appraiser Name	[redacted]	✓ [redacted]	✓ [redacted]
Company	[redacted]	✗ N/A	✓ [redacted]
Address	[redacted] (< 5 mi to subject)	✓ [redacted] (< 5 mi to subject)	✓ [redacted] (< 5 mi to subject)
License/Certificate	[redacted]	✓ [redacted]	✓ [redacted]
License Type	Form: 1004_05uad Valuation: $100,000 as of 12/04/2019	Certified Residential	Certified Residential CHUMS ID: [redacted]
Effective Dates	Expires: 10/31/2020	✓ 05/06/1994 - 10/31/2020 as of Signature Date: 12/05/2019	06/24/1999 - 10/31/2020 as of Signature Date: 12/05/2019
Found license in appraiser registry?		✓ YES » Search asc.gov	✓ YES » Search hud.gov
License Active on Effective Date 12/04/2019?		✓ YES	✓ YES
License Active on Signature Date 12/05/2019?		✓ YES	✓ YES

Appraiser: ASC.gov Public Notices

No notices filed.

APPRAISER VERIFICATION COMMENTS

Appraiser-facing comments (0)

Internal comments (0)

UCDP/EAD

Anticipated UCDP Hard and Soft Stops

Soft Stop 402: UAD compliance check failure (warnings only)

This soft stop is automatically overridden by UCDP.

SALES COMPARISON APPROACH: Data Source(s) : Comp 1,2,3
Data Source(s) Used must show abbreviated MLS Name (no spaces or special characters preceding "MLS"), plus Listing # identifier or text when applicable. (Example MRIS#AA123456789;DOM 220) Please refer to Page 22 of 43 in Appendix D.

Soft Stop Fannie Mae Findings (warnings only)

This soft stop is automatically overridden by UCDP.

RECONCILIATION: Opinion of the market value
The appraised value is below the range of unadjusted comparable sale prices provided by the appraiser. (CU - Proprietary)

UCDP/EAD COMMENTS

Appraiser-facing comments (0)

Internal comments (0)

PLATINUM COMPARABLES


1723 ROCK CUT RD
1616 ROCK CUT RD
4470 BONNIE GLEN CT
RICHARD RD
2616 FARN DR

Legend	Appraisal Comp	Nearby Sale	Closed Listing	Questions?	95+ 1 Excellent Match	50+ 39 Fair Matches
Subject	12 Mo. Transfer	Foreclosure	Quit Claim	Read the FAQ	80+ 8 Good Matches	0+ 4 Poor Matches

MAP	DIST	ADDRESS CITY	SALE PRICE DATE	SELLER BUYER	GLA BD/BA	YB LOT	SCORE
Subject		2505 OAK CIR ELLENWOOD, GA 30294	$100,000 12/04/2019	N/A N/A	920 3 / 1.0	1961 15246	-
A3	.67	5171 OLD GRANT RD. ELLENWOOD	$105,000 s09/19;Unk	N/A N/A	926 3 / 1.0	1962 17860	[illegible]
1	2.24	4840 PINEDALE DR FOREST PARK	$52,000 10/01/2019	[redacted]	936 3 / 1.0	1971 11,761	88
2	.40	2590 BURKSHIRE RD ELLENWOOD	$110,000 08/01/2019	[redacted]	969 3 / 2.0	1971 12,000	87
3	1.77	1723 ROCK CUT RD CONLEY	$55,000 10/15/2019	[redacted]	975 3 / 2.0	1963 19,513	86
4	2.32	4642 BARTLETT RD FOREST PARK	$66,000 09/05/2019	[redacted]	975 3 / 1.0	1962 15,300	85
5	2.47	1195 WATTS RD FOREST PARK	$60,000 09/23/2019	[redacted]	884 2 / 1.0	1957 13,068	85
6	2.60	1127 DELORES WAY FOREST PARK	$50,000 11/11/2019	[redacted]	831 2 / 1.0	1954 17,224	85
7	2.06	1503 ROCK CUT RD CONLEY	$109,900 11/04/2019	[redacted]	1,002 3 / 1.0	1965 11,250	83
8	2.52	1182 LLOYD DR FOREST PARK	$57,000 07/31/2019	[redacted]	840 2 / 1.0	1957 14,790	80
9	1.82	1736 ROCK CUT RD CONLEY	$115,000 05/28/2019	[redacted]	945 2 / 2.0	1964 15,000	[illegible]
[illegible]	2.36	4665 BARTLETT RD FOREST PARK	$74,000 08/19/2019	[redacted]	975 4 / 2.0	1962 11,850	[illegible]
11	2.63	1126 GRACE DR FOREST PARK	$93,000 08/06/2019	[redacted]	925 3 / 2.0	1957 10,500	[illegible]
[illegible]	1.95	1628 BAGPIPE PL CONLEY	$83,750 10/11/2019	[redacted]	1,025 3 / 2.0	1963 11,250	[illegible]
[illegible]	1.79	1765 ROCK CUT RD CONLEY	$45,000 08/05/2019	[redacted]	1,040 3 / 1.0	1964 13,923	[illegible]
14	1.84	4470 BONNIE GLEN CT CONLEY	$100,000 06/12/2019	[redacted]	1,025 3 / 2.0	1965 15,075	[illegible]
17	2.43	4653 RIDGEWOOD DR FOREST PARK	$90,000 07/23/2019	[redacted]	975 3 / 1.0	1962 21,390	[illegible]
18	2.11	4525 RICHARD RD CONLEY	$65,000 08/27/2019	[redacted]	988 3 / 2.0	1965 22,483	[illegible]
[illegible]	2.50	5214 EUBANKS DR MORROW	$110,000 10/09/2019	[redacted]	1,038 2 / 1.0	1959 11,340	[illegible]
[illegible]	2.61	1133 CURTIS DR FOREST PARK	$127,000 11/14/2019	[redacted]	1,040 2 / 1.0	1957 12,936	[illegible]
[illegible]	2.03	4582 RICHARD RD CONLEY	$1,040,597 10/02/2019	[redacted]	1,000 3 / 1.0	1965 11,250	[illegible]
A1	1.86	4302 ROB ROY LANE ELLENWOOD	$104,000 s06/19;Unk	N/A N/A	1025 3 / 1.0	1962 11761	[illegible]
A2	1.86	1616 ROCK CUT RD. ELLENWOOD	$105,000 s06/19;Unk	N/A N/A	1025 3 / 1.0	1965 11761	[illegible]
[illegible]	2.00	4583 RYAN RD CONLEY	$85,000 05/28/2019	[redacted]	999 3 / 1.0	1965 11,250	[illegible]
[illegible]	1.87	4302 ROB ROY LN CONLEY	$104,000 07/09/2019	[redacted] RAINES	1,025 3 / 1.0	1962 11,761	[illegible]
[illegible]	1.87	1616 ROCK CUT RD CONLEY	$105,000 07/09/2019	[redacted]	1,025 3 / 1.0	1965 12,561	[illegible]
[illegible]	2.08	4563 RICHARD RD CONLEY	$45,900 07/05/2019	[redacted]	1,056 3 / 1.0	1965 15,150	[illegible]
[illegible]	2.13	4431 RICHARD RD CONLEY	$75,000 04/29/2019	[redacted]	1,008 3 / 1.0	1958 15,960	[illegible]
[illegible]	2.08	4488 RICHARD RD CONLEY	$65,000 08/09/2019	[redacted]	1,025 3 / 1.0	1958 13,067	[illegible]
27	2.57	6207 MOUNT ZION BLVD MORROW	$115,000 08/05/2019	[redacted]	1,054 3 / 1.0	1967 17,200	[illegible]
[illegible]	2.42	4278 OAKVIEW DR FOREST PARK	$90,000 08/23/2019	[redacted]	1,053 3 / 1.0	1958 15,413	[illegible]
[illegible]	.47	2616 FARN DR ELLENWOOD	$99,000 05/10/2019	[redacted]	1,053 3 / 1.0	1968 15,877	[illegible]
29	1.60	4020 GRANT RD ELLENWOOD	$94,000 07/23/2019	[redacted]	960 3 / 1.0	1963 51,401	[illegible]
[illegible]	2.12	4503 RICHARD RD CONLEY	$3,170,800 06/03/2019	[redacted]	1,008 3 / 1.0	1965 11,250	[illegible]
[illegible]	2.39	1381 OAKVIEW CIR FOREST PARK	$82,500 07/23/2019	[redacted]	1,028 3 / 1.0	1958 11,985	[illegible]
[illegible]	2.54	1257 WAVERLY DR FOREST PARK	$60,000 07/18/2019	[redacted]	1,053 3 / 1.0	1958 11,175	[illegible]
[illegible]	1.49	4472 FALCON CT CONLEY	$78,000 06/04/2019	[redacted]	1,025 3 / 2.0	1967 22,736	[illegible]
[illegible]	2.28	4733 PINEDALE DR FOREST PARK	$74,500 04/01/2019	[redacted]	988 3 / 2.0	1961 10,510	[illegible]
[illegible]	1.97	1556 ROCK CUT RD CONLEY	$72,000 05/01/2019	[redacted]	1,032 2 / 1.0	1962 11,250	[illegible]
[illegible]	1.76	1666 SLATE RD CONLEY	$105,000 03/20/2019	[redacted]	1,025 3 / 2.0	1966 11,250	[illegible]
[illegible]	2.57	6225 CASTLEWOOD DR MORROW	$130,000 04/26/2019	[redacted]	1,053 3 / 1.0	1968 13,040	[illegible]
37	2.16	5907 RONNIE DR REX	$75,000 05/15/2019	[redacted]	1,014 3 / 1.0	1962 15,000	[illegible]
38	2.51	1280 WAVERLY DR FOREST PARK	$95,000 05/28/2019	[redacted]	1,053 4 / 2.0	1958 15,300	[illegible]
[illegible]	2.45	4939 BARTLETT RD FOREST PARK	$ 03/12/2019	[redacted]	977 3 / 1.0	1956 35,719	[illegible]
41	1.78	4269 SHEPPARD DR CONLEY	$68,000 02/15/2019	[redacted]	1,025 3 / 2.0	1965 11,803	[illegible]
[illegible]	2.46	1285 ROCKSPRINGS ST FOREST PARK	$62,000 02/05/2019	[redacted]	951 3 / 1.0	1972 11,200	[illegible]
[illegible]	1.31	4332 ROCKLANE DR CONLEY	$574,500 04/17/2019	[redacted]	1,056 3 / 1.0	1971 12,400	[illegible]
[illegible]	2.22	6027 FIELDCREST DR MORROW	$150,000 06/09/2019	[redacted]	1,056 4 / 2.0	1972 14,616	[illegible]
44	2.17	5684 WATERFORD CT 4 LAKE CITY	$46,500 06/12/2019	[redacted]	1,000 2 / 2.0	1986 2,808	[illegible]
[illegible]	2.59	1926 CORNELL WAY MORROW	$90,400 03/12/2019	[redacted]	922 2 / 2.0	1988 3,900	48
47	2.59	1205 STONEYBROOK RD FOREST PARK	$85,000 03/08/2019	[redacted]	1,040 3 / 1.0	1957 34,534	48
[illegible]	2.06	5625 N LAKE DR MORROW	$65,000 11/01/2019	[redacted]	878 2 / 2.0	1988 699	35
[illegible]	2.11	5635 WATERFORD CT LAKE CITY	$56,000 02/21/2019	[redacted]	1,000 2 / 2.0	1987 3,071	30

PLATINUM COMPARABLES COMMENTS

Appraiser-facing comments (0)

Internal comments (0)

DEED
Recorded 11/22/2019 1:20 PI
[redacted]
Clerk of Superior Court
Clayton County, GA
Book 11719 Page 94
Participant IDs: [redacted]

Record and Return to:

[redacted]

Parcel ID: 12204AB008

LIMITED WARRANTY DEED

STATE OF GEORGIA
COUNTY OF FULTON

THIS INDENTURE, Made the **18th day of November, 2019,** between

[redacted]

of the County of CLAYTON, State of Georgia, as party or parties of the first part, hereinafter called Grantor, and

LANDA 2505 OAK CIRCLE SERIES, A SERIES OF LANDA PROPERTIES, LLC, A DELAWARE LIMITED LIABILITY COMPANY

as party or parties of the second part, hereinafter called Grantee (the words "Grantor" and "Grantee" to include their respective heirs, successors and assigns where the context requires or permits).

WITNESSETH that: Grantor for and in consideration of the sum of TEN AND 00/100 ($10.00) DOLLARS in hand paid at and before the sealing and delivery of these presents, the receipt whereof is hereby acknowledged, has granted, bargained, sold, aliened, conveyed and confirmed, and by these presents does grant, bargain, sell, alien, convey and confirm unto the said Grantee,

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 204 OF THE 12TH DISTRICT, CLAYTON COUNTY, GEORGIA, BEING LOT 4 AS PER PLAT OF RICHARDS & HIGGINS, INC. BY W.T. POSTON, SURVEYOR, DATED MAY 27, 1959, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN IRON PIN ON THE SOUTH SIDE OF OAK CIRCLE 250 FEET EAST OF THE SOUTHEASTERLY CORNER OF OAK CIRCLE AND OLD ATLANTA-ELLENWOOD ROAD; RUNNING THENCE EAST ALONG THE SOUTH SIDE OF OAK CIRCLE 75 FEET TO LOT 5, SAID PLAT; RUNNING THENCE SOUTH 180.6 FEET TO AN IRON PIN; RUNNING THENCE WEST 75 FEET TO AN IRON PIN AT THE SOUTHEAST CORNER OF LOT 3, SAID PLAT; RUNNING THENCE NORTH ALONG THE EAST LINE OF SAID LOT 179.5 FEET TO OAK CIRCLE, AND THE POINT OF BEGINNING, BEING IMPROVED PROPERTY WITH A HOUSE THEREON KNOWN AS 2505 OAK CIRCLE, ACCORDING TO THE PRESENT SYSTEM OF NUMBERING IN CLAYTON COUNTY, GEORGIA.

PARCEL ID: 12204A-B008

SUBJECT TO ANY RIGHT-OF-WAY DEEDS OR OTHER EASEMENTS OF RECORD.

SUBJECT to restrictive covenants and general utility easements of record.

TO HAVE AND TO HOLD the said tract or parcel of land, with all and singular the rights, members and appurtenances thereof, to the same being, belonging, or in anywise appertaining, to the only proper use, benefit and behoof of the said Grantee forever in FEE SIMPLE.

AND THE SAID Grantor will warrant and forever defend the right and title to the above described property unto the said Grantee against the claims of all persons owning, holding or claiming by, through or under the said Grantor.

IN WITNESS WHEREOF, the Grantor has signed and sealed this deed, the day and year above written.

Signed, sealed and delivered in presence of:

[redacted]

OMB Approval No. 2502-0265

A. Settlement Statement (HUD-1)

B. Type of Loan

1. ☐ FHA 2. ☐ RHS 3. ☐ Conv. Unins. 4. ☐ VA 5. ☐ Conv. Ins.	6. File Number: [redacted]	7. Loan Number:	8. Mortgage Insurance Case Number:

C. Note: *This form is furnished to give you a statement of actual settlement costs. Amounts paid to and by the settlement agent are shown. Items marked "(p.o.c.)" were paid outside the closing; they are shown here for informational purposes and are not included in the totals.*

D. Name and Address of Buyer:
LANDA 2505 OAK CIRCLE SERIES, A SERIES OF LANDA PROPERTIES, LLC, A DELAWARE LLC
8 STEPHENSON ROAD
SAVANNAH, GA 31405

E. Name and Address of Seller:
[redacted]

F. Name and Address of Lender:

G. Property Location:
2505 OAK CIRCLE
ELLENWOOD, GA 30294
CLAYTON County, Georgia

H. Settlement Agent:
[redacted]
Ph. [redacted]

Place of Settlement:
[redacted]

I. Settlement Date:
November 18, 2019

J. Summary of Buyer's transaction	
100. Gross Amount Due from Buyer:	
101. Contract sales price	91,045.00
102. Personal property	
103. Settlement Charges to Buyer (Line 1400)	1,164.10
104.	
105.	
Adjustments for items paid by Seller in advance	
106. City/Town Taxes to	
107. County Taxes 11/15/19 to 01/01/20	107.81
108. Assessments to	
109.	
110.	
111.	
112.	
120. Gross Amount Due from Buyer	92,316.91
200. Amounts Paid by or in Behalf of Buyer	
201. Deposit or earnest money	
202. Principal amount of new loan(s)	
203. Existing loan(s) taken subject to	
204.	
205.	
206.	
207.	
208.	
209.	
Adjustments for items unpaid by Seller	
210. City/Town Taxes to	
211. County Taxes to	
212. Assessments to	
213. NOVEMBER RENT 11/18/19 to 12/01/19	353.17
214. SECURITY DEPOSIT	750.00
215.	
216.	
217.	
218.	
219.	
220. Total Paid by/for Buyer	1,103.17
300. Cash at Settlement from/to Buyer	
301. Gross amount due from Buyer (line 120)	92,316.91
302. Less amount paid by/for Buyer (line 220)	(1,103.17)
303. Cash ☒ **From** ☐ **To Buyer**	91,213.74

K. Summary of Seller's transaction	
400. Gross Amount Due to Seller:	
401. Contract sales price	91,045.00
402. Personal property	
403.	
404.	
405.	
Adjustments for items paid by Seller in advance	
406. City/Town Taxes to	
407. County Taxes to	
408. Assessments to	
409.	
410.	
411.	
412.	
420. Gross Amount Due to Seller	91,045.00
500. Reductions in Amount Due Seller:	
501. Excess deposit (see instructions)	
502. Settlement charges to Seller (Line 1400)	
503. Existing loan(s) taken subject to	
504. Payoff First Mortgage	
505. Payoff Second Mortgage	
506.	
507.	
508.	
509.	
Adjustments for items unpaid by Seller	
510. City/Town Taxes to	
511. County Taxes 01/01/19 to 11/18/19	807.31
512. Assessments to	
513. NOVEMBER RENT 11/18/19 to 12/01/19	353.17
514. SECURITY DEPOSIT	750.00
515.	
516.	
517.	
518.	
519. WIRE PROCEEDS: [redacted]	20.00
520. Total Reduction Amount Due Seller	1,930.48
600. Cash at settlement to/from Seller	
601. Gross amount due to Seller (line 420)	91,045.00
602. Less reductions due Seller (line 520)	(1,930.48)
603. Cash ☒ **To** ☐ **From Seller**	89,114.52

* Paid outside of closing by borrower(B), seller(S), lender(L), or third-party(T)

The Public Reporting Burden for this collection of information is estimated at 35 minutes per response for collecting, reviewing, and reporting the data. This agency may not collect this information, and you are not required to complete this form, unless it displays a currently valid OMB control number. No confidentiality is assured; this disclosure is mandatory. This is designed to provide the parties to a RESPA covered transaction with information during the settlement process.

HUD-1
(2019-5358E.PFD/2019-5358E/16)

L. Settlement Charges

	Paid From Buyer's Funds at Settlement	Paid From Seller's Funds at Settlement
700. Total Real Estate Broker Fees		
Division of commission (line 700) as follows:		
701. $ to		
702. $ to		
703. Commission paid at settlement		
704.		
800. Items Payable in Connection with Loan		
801. Our origination charge $ (from GFE #1)		
802. Your credit or charge (points) for the specific interest rate chosen $ (from GFE #2)		
803. Your adjusted origination charges (from GFE #A)	0.00	
804. Appraisal fee to (from GFE #3)		
805. Credit Report to (from GFE #3)		
806. Tax service to (from GFE #3)		
807. Flood certification to (from GFE #3)		
808. (from GFE #3)		
809. (from GFE #3)		
810. (from GFE #3)		
811. (from GFE #3)		
900. Items Required by Lender to Be Paid in Advance		
901. Daily interest charges from to @ $/day (from GFE #10)		
902. MIP Tot Ins. for Life of Loan months to (from GFE #3)		
903. Homeowner's insurance for years to (from GFE #11)		
904. (from GFE #11)		
905. (from GFE #11)		
1000. Reserves Deposited with Lender		
1001. Initial deposit for your escrow account (from GFE #9)		
1002. Homeowner's insurance months @ $ per month $		
1003. Mortgage insurance months @ $ per month $		
1004. Property taxes $		
1005. $		
1006. months @ $ per month $		
1007. months @ $ per month $		
1008. $		
1009. $		
1100. Title Charges		
1101. Title Services and Lender's Title Insurance (from GFE #4)	558.00	
1102. Settlement or closing fee $		
1103. Owner's title insurance to [redacted] (from GFE #5)	500.00	
1104. Lender's title insurance to [redacted] $		
1105. Lender's title policy limit $		
1106. Owner's title policy limit $ 91,045.00		
1107. Agent's portion of the total title insurance premium to [redacted] $ 350.00		
1108. Underwriter's portion of the total title insurance premium to [redacted] $ 150.00		
1109. $		
1110. $		
1111. $		
1112. $		
1113. $		
1200. Government Recording and Transfer Charges		
1201. Government recording charges to CLERK OF SUPERIOR COURT (from GFE #7)	15.00	
1202. Deed $ 15.00 Mortgage $ Releases $ Other $		
1203. Transfer taxes to CLERK OF SUPERIOR COURT (from GFE #8)	91.10	
1204. City/County tax/stamps $ $		
1205. State tax/stamps $ 91.10 $		
1206.		
1207.		
1300. Additional Settlement Charges		
1301. Required services that you can shop for (from GFE #6)		
1302. $		
1303. $		
1304. $		
1305. $		
1400. Total Settlement Charges (enter on lines 103, Section J and 502, Section K)	1,164.10	

* Paid outside of closing by borrower(B), seller(S), lender(L), or third-party(T)

Certified to be a true copy.

HUD-1 Attachment

Buyer (s): LANDA 2505 OAK CIRCLE SERIES, A SERIES OF LANDA PROPERTIES, LLC, A DELAWARE LLC
8 STEPHENSON ROAD
SAVANNAH, GA 31405

Seller(s): [redacted]

Settlement Agent: [redacted]

Place of Settlement:

Settlement Date: November 18, 2019
Property Location: 2505 OAK CIRCLE
ELLENWOOD, GA 30294
CLAYTON County, Georgia

Adjustments For Items Unpaid By Seller (Seller Debit)

Description	Amount	From/Through	Prorated Amount
NOVEMBER RENT	815.00	11/01/19 through 11/30/19	353.17
		Total Line 213/513	353.17

Title Services and Lender's Title Insurance Details

	BORROWER	SELLER
Title Exam to [redacted]	143.00	
Tax Search to [redacted]	15.00	
Attorney Fee to [redacted]	400.00	
Total	$ 558.00	$ 0.00

Owner's Title Insurance

	BORROWER	SELLER
Owner's Policy Premium to [redacted]	500.00	
Total	$ 500.00	$ 0.00

WARNING: It is a crime to knowingly make false statements to the United States on this or any similar form. Penalties upon conviction can include a fine and imprisonment. For details see: Title 18 U.S. Code Section 1001 and Section 1010.

ADDENDUM TO HUD

The undersigned have each received, reviewed, and approved the attached Settlement Statement, (Hud 1) and to the best of their knowledge, it is a true and accurate statement of all receipts and disbursements that should be made on their account in this transaction.

The parties for whom payoffs are being made, warrant the correctness of these amounts, and if a deficiency occurs, will promptly remit deficient sums to the firm of [redacted] The extent of loss to the firm for payoffs that are requested to be expressed or hand delivered for next day delivery, or that are wired for same day receipt, shall be the return of the charge to that party for that service. Seller further acknowledges receipt and payment in full of the proceeds due from the settlement [redacted] is not responsible for late fees on payoffs that are not secured by the property that [redacted] is closing.

If the proration of taxes and association assessments are made based on estimated amounts prior to receipt of current actual bills, the parties agree to adjust the prorations between themselves when current actual bills are received. The payment of all outstanding taxes and assessments, including homeowners association dues and water bills not paid at settlement, remain the responsibility of the Seller. However, if this sale involves a Relocation Company, then there shall be no further proration or payment of outstanding taxes and assessments, water bills or homeowners association Dues. With regard to proration of homeowners dues, this law firm has relied on information given by the parties to this transaction and makes no warranty to same. Further, this law firm is not responsible for loss occasioned by parties as a result of revisions or changes in the county's tax digest. Seller and purchaser acknowledge that the subject property may be subject to re-assessment for property taxes by local government and the owner's policy of title insurance, if requested to be issued, shall not provide insurance coverage for any additional taxes, interest and/or penalties for prior tax years by virtue of adjustment, re-appraisal, re-assessment, appeal or other amendment to the tax records of the local government in which the subject property is located.

In addition, the parties agree that should any inadvertent errors or omissions later be discovered in any documents executed at settlement or funds received or paid out, they shall promptly execute such corrective documents and/or remit such sums to LAIRD AND ASSOCIATES, P.C., as may be required to adjust or correct such errors or omissions. Due to the lack of current records of the local courthouses, this firm cannot be responsible for loss occasioned by a title matter that would have been avoided by current record keeping.

If the contract between the parties contains language as to survival of its terms, then the terms and conditions of the contract between the parties not fulfilled prior to closing shall survive the execution and delivery of the warranty deed. Contracts involving Relocation Corporations shall not survive the delivery of the warranty deed. It is the responsibility of the purchaser/borrower to determine that all home warranties and hazard insurance that the firm is making payment for on their behalf is in place after the closing. The firms duty as a disburser is to remit payment and not to insure that payment has been made.

Certain charges on the Settlement Statement from line 1100 to 1308 are charges that are estimated and may exceed the actual amount for these charges. The undersigned hereby acknowledges same and acknowledges that fees in excess of actual amounts shall be upon notice by the parties moved to line 1113 as a post closing fee and waives any refund of said excess charges.

If this transaction involves the closings of a loan secured by real property of the Borrower/Purchaser, the law firm of [redacted] maintains an attorney-client relationship with the Lender and has advised the parties to seek independent legal counsel should they desire legal representation. The disbursement of funds and the honoring of escrow checks by this law firm is contingent upon the accuracy of the Settlement Statement, and upon receipt of negotiable funds from the parties involved in this transaction and the financial lending institution, if applicable. Use of the firm's negotiable instruments as third party checks is not the risk of [redacted]

[redacted]

BY:______________________________
[redacted], MEMBER/MANAGER

____

LANDA 2505 OAK CIRCLE SERIES, A SERIES OF LANDA PROPERTIES, LLC, A DELAWARE LIMITED LIABILITY COMPANY

BY:______________________________

____

The HUD-1 Settlement Statement which I have prepared is a true and accurate account of this transaction. I have no actual knowledge that the source of borrowers funds is other than from the borrower. I have caused funds to be disbursed in accordance with this statement.

____
Settlement Agent - [redacted]

GOVERNMENT INSURED OR GUARANTEED LOANS WARNING: It is a crime to knowingly make false statements to the United States Government on this or any other similar forms. Penalties upon conviction can include a fine and imprisonment. For details see Title 18 U.S. Code Section 1001 and Section 1010.

THIS IS IMPORTANT TAX INFORMATION AND IS BEING FURNISHED TO THE INTERNAL REVENUE SERVICE. IF YOU ARE REQUIRED TO FILE A RETURN, A NEGLIGENCE PENALTY OR OTHER SANCTION WILL BE IMPOSED ON YOU IF THIS ITEM IS REQUIRED TO BE REPORTED AND THE IRS DETERMINES THAT IT HAS NOT BEEN REPORTED.

ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS

THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS (this "Assignment") is made this 18TH day of NOVEMBER, 2019 (the "Effective Date"), by and between [redacted] ("Assignor"), and [redacted] ("Assignee").

WITNESSETH

A. Assignor and Assignee predecessor in interest, entered into that certain Real Estate Purchase and Sale Agreement dated as of SEPTEMBER 19, 2019 (as amended from time to time, the "Agreement") with respect to the sale of the real property described on Exhibit A attached hereto (the "Property").

B. Under the Agreement, Assignor is obligated to assign to Assignee any and all of its right, title and interest in and to the "Leases" and "Security Deposits" (as those terms are defined in the Agreement) identified on Exhibit B attached hereto and incorporated herein (collectively, the "Leases").

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns, sells, transfers, sets over and delivers unto Assignee as of the Effective Date all of Assignor's right, title and interest in and to the Leases.

1. Assignee hereby accepts such Assignment and agrees to be bound by all of the terms and provisions of the Leases, and assumes any and all liabilities and agrees to perform, pay and discharge in full when due all of Assignor's liabilities and obligations associated with, or related to the performance by Assignor of any of the terms, covenants and conditions imposed upon Assignor under the Leases, solely to the extent arising from and after the Effective Date.

2. Assignor hereby agrees to indemnify, defend and hold harmless Assignee from and against any and all claims, demands, losses, damages, expenses and costs (including reasonable attorneys' fees and costs) arising as a result of any act or omission of Assignor during Assignor's period of ownership of the Property.

3. Assignee hereby agrees to indemnify, defend and hold harmless Assignor from and against any and all claims, demands, losses, damages, expenses and costs (including reasonable attorneys' fees and costs) arising as a result of any act or omission of Assignee during Assignee's period of ownership of the Property.

4. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

5. This Assignment is made without warranty or representation by the Assignor, except as otherwise set forth in the Agreement.

6. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto.

7. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of Georgia.

8. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, together, shall constitute one and the same agreement.

[This Space Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first above written.

ASSIGNOR: [redacted]

By: ______________________
Name: [redacted]
Title: MEMBER/MANAGER

ASSIGNEE: [redacted]

By: ______________________
Name: ______________________
Title: ______________________

EXHIBIT A

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 204 OF THE 12TH DISTRICT, CLAYTON COUNTY, GEORGIA, BEING LOT 4 AS PER PLAT OF RICHARDS & HIGGINS, INC. BY W.T. POSTON, SURVEYOR, DATED MAY 27, 1959, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN IRON PIN ON THE SOUTH SIDE OF OAK CIRCLE 250 FEET EAST OF THE SOUTHEASTERLY CORNER OF OAK CIRCLE AND OLD ATLANTA-ELLENWOOD ROAD; RUNNING THENCE EAST ALONG THE SOUTH SIDE OF OAK CIRCLE 75 FEET TO LOT 5, SAID PLAT; RUNNING THENCE SOUTH 180.6 FEET TO AN IRON PIN; RUNNING THENCE WEST 75 FEET TO AN IRON PIN AT THE SOUTHEAST CORNER OF LOT 3, SAID PLAT; RUNNING THENCE NORTH ALONG THE EAST LINE OF SAID LOT 179.5 FEET TO OAK CIRCLE, AND THE POINT OF BEGINNING, BEING IMPROVED PROPERTY WITH A HOUSE THEREON KNOWN AS 2505 OAK CIRCLE, ACCORDING TO THE PRESENT SYSTEM OF NUMBERING IN CLAYTON COUNTY, GEORGIA.

PARCEL ID: 12204A-B008

EXHIBIT B

Lease for Residential Property dated as of May 1, 2017 by and between [redacted], as landlord, and [redacted], as tenant, with respect to the property known as 2505 Oak Circle, Ellenwood, GA, as amended by that certain Amendment to Lease Agreement Amendment #1 dated June 20, 2019.

[redacted]

ITIC Policy #: [redacted]

Agent File #: [redacted]

OWNER'S POLICY OF TITLE INSURANCE

Any notice of claim and any other notice or statement in writing required to be given to the Company under this Policy must be given to the Company at the address shown in Section 18 of the Conditions.

COVERED RISKS

SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B, AND THE CONDITIONS, INVESTORS TITLE INSURANCE COMPANY, a North Carolina corporation (the "Company") insures, as of Date of Policy and, to the extent stated in Covered Risks 9 and 10, after Date of Policy, against loss or damage, not exceeding the Amount of Insurance, sustained or incurred by the Insured by reason of:

1. Title being vested other than as stated in Schedule A.
2. Any defect in or lien or encumbrance on the Title. This Covered Risk includes but is not limited to insurance against loss from
   - (a) A defect in the Title caused by
     - (i) forgery, fraud, undue influence, duress, incompetency, incapacity, or impersonation;
     - (ii) failure of any person or Entity to have authorized a transfer or conveyance;
     - (iii) a document affecting Title not properly created, executed, witnessed, sealed, acknowledged, notarized, or delivered;
     - (iv) failure to perform those acts necessary to create a document by electronic means authorized by law;
     - (v) a document executed under a falsified, expired, or otherwise invalid power of attorney;
     - (vi) a document not properly filed, recorded, or indexed in the Public Records including failure to perform those acts by electronic means authorized by law; or
     - (vii) a defective judicial or administrative proceeding.
   - (b) The lien of real estate taxes or assessments imposed on the Title by a governmental authority due or payable, but unpaid.
   - (c) Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land. The term "encroachment" includes encroachments of existing improvements located on the Land onto adjoining land, and encroachments onto the Land of existing improvements located on adjoining land.
3. Unmarketable Title.
4. No right of access to and from the Land.
5. The violation or enforcement of any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to
   - (a) the occupancy, use, or enjoyment of the Land;
   - (b) the character, dimensions, or location of any improvement erected on the Land;
   - (c) the subdivision of land; or
   - (d) environmental protection

   if a notice, describing any part of the Land, is recorded in the Public Records setting forth the violation or intention to enforce, but only to the extent of the violation or enforcement referred to in that notice.

(continued on next page)

IN WITNESS WHEREOF, Investors Title Insurance Company has caused this Policy to be signed and sealed, to be valid when Schedule A is countersigned by an authorized officer or agent of the Company.

AMERICAN LAND TITLE ASSOCIATION

[redacted]
President

Attest:
[redacted]
Secretary

6. An enforcement action based on the exercise of a governmental police power not covered by Covered Risk 5 if a notice of the enforcement action, describing any part of the Land, is recorded in the Public Records, but only to the extent of the enforcement referred to in that notice.
7. The exercise of the rights of eminent domain if a notice of the exercise, describing any part of the Land, is recorded in the Public Records.
8. Any taking by a governmental body that has occurred and is binding on the rights of a purchaser for value without Knowledge.
9. Title being vested other than as stated in Schedule A or being defective
   - (a) as a result of the avoidance in whole or in part, or from a court order providing an alternative remedy, of a transfer of all or any part of the title to or any interest in the Land occurring prior to the transaction vesting Title as shown in Schedule A because that prior transfer constituted a fraudulent or preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws; or
   - (b) because the instrument of transfer vesting Title as shown in Schedule A constitutes a preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws by reason of the failure of its recording in the Public Records
     - (i) to be timely, or
     - (ii) to impart notice of its existence to a purchaser for value or to a judgment or lien creditor.
10. Any defect in or lien or encumbrance on the Title or other matter included in Covered Risks 1 through 9 that has been created or attached or has been filed or recorded in the Public Records subsequent to Date of Policy and prior to the recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

The Company will also pay the costs, attorneys' fees, and expenses incurred in defense of any matter insured against by this Policy, but only to the extent provided in the Conditions.

EXCLUSIONS FROM COVERAGE

The following matters are expressly excluded from the coverage of this policy, and the Company will not pay loss or damage, costs, attorneys' fees, or expenses that arise by reason of:

1. (a) Any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to
     - (i) the occupancy, use, or enjoyment of the Land;
     - (ii) the character, dimensions, or location of any improvement erected on the Land;
     - (iii) the subdivision of land; or
     - (iv) environmental protection;

     or the effect of any violation of these laws, ordinances, or governmental regulations. This Exclusion 1(a) does not modify or limit the coverage provided under Covered Risk 5.

   (b) Any governmental police power. This Exclusion 1(b) does not modify or limit the coverage provided under Covered Risk 6.
2. Rights of eminent domain. This Exclusion does not modify or limit the coverage provided under Covered Risk 7 or 8.
3. Defects, liens, encumbrances, adverse claims, or other matters
   - (a) created, suffered, assumed, or agreed to by the Insured Claimant;
   - (b) not Known to the Company, not recorded in the Public Records at Date of Policy, but Known to the Insured Claimant and not disclosed in writing to the Company by the Insured Claimant prior to the date the Insured Claimant became an Insured under this policy;
   - (c) resulting in no loss or damage to the Insured Claimant;
   - (d) attaching or created subsequent to Date of Policy (however, this does not modify or limit the coverage provided under Covered Risk 9 and 10); or
   - (e) resulting in loss or damage that would not have been sustained if the Insured Claimant had paid value for the Title.
4. Any claim, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws, that the transaction vesting the Title as shown in Schedule A, is
   - (a) a fraudulent conveyance or fraudulent transfer; or
   - (b) a preferential transfer for any reason not stated in Covered Risk 9 of this policy.
5. Any lien on the Title for real estate taxes or assessments imposed by governmental authority and created or attaching between Date of Policy and the date of recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

CONDITIONS

1. DEFINITION OF TERMS

The following terms when used in this policy mean:

(a) "Amount of Insurance": The amount stated in Schedule A, as may be increased or decreased by endorsement to this policy, increased by Section 8(b), or decreased by Sections 10 and 11 of these Conditions.

(b) "Date of Policy": The date designated as "Date of Policy" in Schedule A.

(c) "Entity": A corporation, partnership, trust, limited liability company, or other similar legal entity.

(d) "Insured": The Insured named in Schedule A.

(i) The term "Insured" also includes

(A) successors to the Title of the Insured by operation of law as distinguished from purchase, including heirs, devisees, survivors, personal representatives, or next of kin;

(B) successors to an Insured by dissolution, merger, consolidation, distribution, or reorganization;

(C) successors to an Insured by its conversion to another kind of Entity;

(D) a grantee of an Insured under a deed delivered without payment of actual valuable consideration conveying the Title

(1) if the stock, shares, memberships, or other equity interests of the grantee are wholly-owned by the named Insured,

(2) if the grantee wholly owns the named Insured,

(3) if the grantee is wholly-owned by an affiliated Entity of the named Insured, provided the affiliated Entity and the named Insured are both wholly-owned by the same person or Entity, or

(4) if the grantee is a trustee or beneficiary of a trust created by a written instrument established by the Insured named in Schedule A for estate planning purposes.

(ii) With regard to (A), (B), (C), and (D) reserving, however, all rights and defenses as to any successor that the Company would have had against any predecessor Insured.

(e) "Insured Claimant": An Insured claiming loss or damage.

(f) "Knowledge" or "Known": Actual knowledge, not constructive knowledge or notice that may be imputed to an Insured by reason of the Public Records or any other records that impart constructive notice of matters affecting the Title.

(g) "Land": The land described in Schedule A, and affixed improvements that by law constitute real property. The term "Land" does not include any property beyond the lines of the area described in Schedule A, nor any right, title, interest, estate, or easement in abutting streets, roads, avenues, alleys, lanes, ways, or waterways, but this does not modify or limit the extent that a right of access to and from the Land is insured by this policy.

(h) "Mortgage": Mortgage, deed of trust, trust deed, or other security instrument, including one evidenced by electronic means authorized by law.

(i) "Public Records": Records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without Knowledge. With respect to Covered Risk 5(d), "Public Records" shall also include environmental protection liens filed in the records of the clerk of the United States District Court for the district where the Land is located.

(j) "Title": The estate or interest described in Schedule A.

(k) "Unmarketable Title": Title affected by an alleged or apparent matter that would permit a prospective purchaser or lessee of the Title or lender on the Title to be released from the obligation to purchase, lease, or lend if there is a contractual condition requiring the delivery of marketable title.

2. CONTINUATION OF INSURANCE

The coverage of this policy shall continue in force as of Date of Policy in favor of an Insured, but only so long as the Insured retains an estate or interest in the Land, or holds an obligation secured by a purchase money Mortgage given by a purchaser from the Insured, or only so long as the Insured shall have liability by reason of warranties in any transfer or conveyance of the Title. This policy shall not continue in force in favor of any purchaser from the Insured of either (i) an estate or interest in the Land, or (ii) an obligation secured by a purchase money Mortgage given to the Insured.

3. NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT

The Insured shall notify the Company promptly in writing (i) in case of any litigation as set forth in Section 5(a) of these Conditions, (ii) in case Knowledge shall come to an Insured hereunder of any claim of title or interest that is adverse to the Title, as insured, and that might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if the Title, as insured, is rejected as Unmarketable Title. If the Company is prejudiced by the failure of the Insured Claimant to provide prompt notice, the Company's liability to the Insured Claimant under the policy shall be reduced to the extent of the prejudice.

4. PROOF OF LOSS

In the event the Company is unable to determine the amount of loss or damage, the Company may, at its option, require as a condition of payment that the Insured Claimant furnish a signed proof of loss. The proof of loss must describe the defect, lien, encumbrance, or other matter insured against by this policy that constitutes the basis of loss or damage and shall state, to the extent possible, the basis of calculating the amount of the loss or damage.

5. DEFENSE AND PROSECUTION OF ACTIONS

(a) Upon written request by the Insured, and subject to the options contained in Section 7 of these Conditions, the Company, at its own cost and without unreasonable delay, shall provide for the defense of an Insured in litigation in which any third party asserts a claim covered by this policy adverse to the Insured. This obligation is limited to only those stated causes of action alleging matters insured against by this policy. The Company shall have the right to select counsel of its choice (subject to the right of the Insured to object for reasonable cause) to represent the Insured as to those stated causes of action. It shall not be liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs, or expenses incurred by the Insured in the defense of those causes of action that allege matters not insured against by this policy.

(b) The Company shall have the right, in addition to the options contained in Section 7 of these Conditions, at its own cost, to institute and prosecute any action or proceeding or to do any other act that in its opinion may be necessary or desirable to establish the Title, as insured, or to prevent or reduce loss or damage to the Insured. The Company may take any appropriate action under the terms of this policy, whether or not it shall be liable to the Insured. The exercise of these rights shall not be an admission of liability or waiver of any provision of this policy. If the Company exercises its rights under this subsection, it must do so diligently.

(c) Whenever the Company brings an action or asserts a defense as required or permitted by this policy, the Company may pursue the litigation to a final determination by a court of competent jurisdiction, and it expressly reserves the right, in its sole discretion, to appeal any adverse judgment or order.

6. DUTY OF INSURED CLAIMANT TO COOPERATE

(a) In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding and any appeals, the Insured shall secure to the Company the right to so prosecute or provide defense in the action or proceeding, including the right to use, at its option, the name of the Insured for this purpose. Whenever requested by the Company, the Insured, at the Company's expense, shall give the Company all reasonable aid (i) in securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement, and (ii) in any other lawful act that in the opinion of the Company may be necessary or desirable to establish the Title or any other matter as insured. If the Company is prejudiced by the failure of the Insured to furnish the required cooperation, the Company's obligations to the Insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such cooperation.

(b) The Company may reasonably require the Insured Claimant to submit to examination under oath by any authorized representative of the Company and to produce for examination, inspection, and copying, at such reasonable times and places as may be designated by the authorized representative of the Company, all records, in whatever medium maintained, including books, ledgers, checks, memoranda, correspondence, reports, e-mails, disks, tapes, and videos whether bearing a date before or after Date of Policy, that reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the Insured Claimant shall grant its permission, in writing, for any authorized representative of the Company to examine, inspect, and copy all of these records in the custody or control of a third party that reasonably pertain to the loss or damage. All information designated as confidential by the Insured Claimant provided to the Company pursuant to this Section shall not be disclosed to others unless, in the reasonable judgment of the Company, it is necessary in the administration of the claim. Failure of the Insured Claimant to submit for examination under oath, produce any reasonably requested information, or grant permission to secure reasonably necessary information from third parties as required in this subsection, unless prohibited by law or governmental regulation, shall terminate any liability of the Company under this policy as to that claim.

7. OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY

In case of a claim under this policy, the Company shall have the following additional options:

(a) To Pay or Tender Payment of the Amount of Insurance.

To pay or tender payment of the Amount of Insurance under this policy together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment or tender of payment and that the Company is obligated to pay.

Upon the exercise by the Company of this option, all liability and obligations of the Company to the Insured under this policy, other than to make the payment required in this subsection, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

(b) To Pay or Otherwise Settle With Parties Other Than the Insured or With the Insured Claimant.

(i) To pay or otherwise settle with other parties for or in the name of an Insured Claimant any claim insured against under this policy. In addition, the Company will pay any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay; or

(ii) To pay or otherwise settle with the Insured Claimant the loss or damage provided for under this policy, together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay.

Upon the exercise by the Company of either of the options provided for in subsections (b)(i) or (ii), the Company's obligations to the Insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

8. DETERMINATION AND EXTENT OF LIABILITY

This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by the Insured Claimant who has suffered loss or damage by reason of matters insured against by this policy.

(a) The extent of liability of the Company for loss or damage under this policy shall not exceed the lesser of

(i) the Amount of Insurance; or

(ii) the difference between the value of the Title as insured and the value of the Title subject to the risk insured against by this policy.

(b) If the Company pursues its rights under Section 5 of these Conditions and is unsuccessful in establishing the Title, as insured,

(i) the Amount of Insurance shall be increased by 10%, and

(ii) the Insured Claimant shall have the right to have the loss or damage determined either as of the date the claim was made by the Insured Claimant or as of the date it is settled and paid.

(c) In addition to the extent of liability under (a) and (b), the Company will also pay those costs, attorneys' fees, and expenses incurred in accordance with Sections 5 and 7 of these Conditions.

9. LIMITATION OF LIABILITY

(a) If the Company establishes the Title, or removes the alleged defect, lien, or encumbrance, or cures the lack of a right of access to or from the Land, or cures the claim of Unmarketable Title, all as insured, in a reasonably diligent manner by any method, including litigation and the completion of any appeals, it shall have fully performed its obligations with respect to that matter and shall not be liable for any loss or damage caused to the Insured.

(b) In the event of any litigation, including litigation by the Company or with the Company's consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals, adverse to the Title, as insured.

(c) The Company shall not be liable for loss or damage to the Insured for liability voluntarily assumed by the Insured in settling any claim or suit without the prior written consent of the Company.

10. REDUCTION OF INSURANCE; REDUCTION OR TERMINATION OF LIABILITY

All payments under this policy, except payments made for costs, attorneys' fees, and expenses, shall reduce the Amount of Insurance by the amount of the payment.

11. LIABILITY NONCUMULATIVE

The Amount of Insurance shall be reduced by any amount the Company pays under any policy insuring a Mortgage to which exception is taken in Schedule B or to which the Insured has agreed, assumed, or taken subject, or which is executed by an Insured after Date of Policy and which is a charge or lien on the Title, and the amount so paid shall be deemed a payment to the Insured under this policy.

12. PAYMENT OF LOSS

When liability and the extent of loss or damage have been definitely fixed in accordance with these Conditions, the payment shall be made within 30 days.

13. RIGHTS OF RECOVERY UPON PAYMENT OR SETTLEMENT

(a) Whenever the Company shall have settled and paid a claim under this policy, it shall be subrogated and entitled to the rights of the Insured Claimant in the Title and all other rights and remedies in respect to the claim that the Insured Claimant has against any person or property, to the extent of the amount of any loss, costs, attorneys' fees, and expenses paid by the Company. If requested by the Company, the Insured Claimant shall execute documents to evidence the transfer to the Company of these rights and remedies. The Insured Claimant shall permit the Company to sue, compromise, or settle in the name of the Insured Claimant and to use the name of the Insured Claimant in any transaction or litigation involving these rights and remedies.

If a payment on account of a claim does not fully cover the loss of the Insured Claimant, the Company shall defer the exercise of its right to recover until after the Insured Claimant shall have recovered its loss.

(b) The Company's right of subrogation includes the rights of the Insured to indemnities, guaranties, other policies of insurance, or bonds, notwithstanding any terms or conditions contained in those instruments that address subrogation rights.

14. ARBITRATION

Either the Company or the Insured may demand that the claim or controversy shall be submitted to arbitration pursuant to the Title Insurance Arbitration Rules of the American Land Title Association ("Rules"). Except as provided in the Rules, there shall be no joinder or consolidation with claims or controversies of other persons. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the Insured arising out of or relating to this policy, any service in connection with its issuance or the breach of a policy provision, or to any other controversy or claim arising out of the transaction giving rise to this policy. All arbitrable matters when the Amount of Insurance is $2,000,000 or less shall be arbitrated at the option of either the Company or the Insured. All arbitrable matters when the Amount of Insurance is in excess of $2,000,000 shall be arbitrated only when agreed to by both the Company and the Insured. Arbitration pursuant to this policy and under the Rules shall be binding upon the parties. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court of competent jurisdiction.

15. LIABILITY LIMITED TO THIS POLICY; POLICY ENTIRE CONTRACT

(a) This policy together with all endorsements, if any, attached to it by the Company is the entire policy and contract between the Insured and the Company. In interpreting any provision of this policy, this policy shall be construed as a whole.

(b) Any claim of loss or damage that arises out of the status of the Title or by any action asserting such claim shall be restricted to this policy.

(c) Any amendment of or endorsement to this policy must be in writing and authenticated by an authorized person, or expressly incorporated by Schedule A of this policy.

(d) Each endorsement to this policy issued at any time is made a part of this policy and is subject to all of its terms and provisions. Except as the endorsement expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsement, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance.

16. SEVERABILITY

In the event any provision of this policy, in whole or in part, is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision or such part held to be invalid, but all other provisions shall remain in full force and effect.

17. CHOICE OF LAW; FORUM

(a) Choice of Law: The Insured acknowledges the Company has underwritten the risks covered by this policy and determined the premium charged therefor in reliance upon the law affecting interests in real property and applicable to the interpretation, rights, remedies, or enforcement of policies of title insurance of the jurisdiction where the Land is located.

Therefore, the court or an arbitrator shall apply the law of the jurisdiction where the Land is located to determine the validity of claims against the Title that are adverse to the Insured and to interpret and enforce the terms of this policy. In neither case shall the court or arbitrator apply its conflicts of law principles to determine the applicable law.

(b) Choice of Forum: Any litigation or other proceeding brought by the Insured against the Company must be filed only in a state or federal court within the United States of America or its territories having appropriate jurisdiction.

18. NOTICES, WHERE SENT

Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at [redacted]

[redacted]

Georgia Arbitration Endorsement

This Policy is amended to delete the Arbitration Provision contained herein.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

[redacted]

By: [redacted], President (SEAL)

[redacted]

ALTA OWNER'S POLICY - 2006

SCHEDULE A

File Number: [redacted] Policy No.: [redacted]

Address Reference: 2505 OAK CIRCLE
ELLENWOOD, Georgia 30294

Amount of Insurance: $ 91,045.00 Premium: $ 500.00

Date of Policy: November 18, 2019 at
(the earlier of either the examiner's certification date or recording date and time of the Deed vesting title in the named insured)

1. Name of Insured: LANDA 2505 OAK CIRCLE SERIES, A SERIES OF LANDA PROPERTIES LLC, A DELAWARE LIMITED LIABILITY COMPANY
2. The estate or interest in the Land that is insured by this policy is: FEE SIMPLE
3. Title is vested in: LANDA 2505 OAK CIRCLE SERIES, A SERIES OF LANDA PROPERTIES, LLC, A DELAWARE LIMITED LIABILITY COMPANY
4. The Land referred to in this policy is located in the State of Georgia, County of CLAYTON and is described in the attached Schedule C.
5. The Land herein described is encumbered by the following mortgage and assignments, if any:
   and the mortgages, if any, shown in Schedule B hereof.

Issued through the office of:

[redacted]

This Policy consists of pages labeled as Jacket, Schedule A, Schedule B, and Schedule C. This Policy is of no force and effect unless the jacket and all schedules are included, along with any added pages incorporated herein.

[redacted]

ALTA OWNER'S POLICY - 2006

SCHEDULE B

EXCEPTIONS FROM COVERAGE

File Number: [redacted] Policy No.: [redacted]

This policy does not insure against loss or damage, and the Company will not pay costs, attorneys' fees, or expenses that arise by reason of:

1. The lien of the security instrument reflected in Item 5, Schedule A, if any.
2. The dower, curtesy, homestead, community property, or other statutory marital rights, if any, of the spouse of any individual insured.
3. Taxes for the year 2020, and subsequent years, not yet due and payable.

   ALL MATTERS SHOWN AND DEPICTED ON PLAT RECORDED IN PLAT BOOK 5, PAGE 234, CLAYTON COUNTY, GEORGIA RECORDS (40 FOOT FRONT BUILDING RESTRICTION LINE)

This Policy consists of pages labeled as Jacket, Schedule A, Schedule B, and Schedule C. This Policy is of no force and effect unless the jacket and all schedules are included, along with any added pages incorporated herein.

[redacted]

ALTA OWNER'S POLICY - 2006

SCHEDULE C

File Number: [redacted]

Policy Number: [redacted]

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 204 OF THE 12TH DISTRICT, CLAYTON COUNTY, GEORGIA, BEING LOT 4 AS PER PLAT OF RICHARDS & HIGGINS, INC. BY W.T. POSTON, SURVEYOR, DATED MAY 27, 1959, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN IRON PIN ON THE SOUTH SIDE OF OAK CIRCLE 250 FEET EAST OF THE SOUTHEASTERLY CORNER OF OAK CIRCLE AND OLD ATLANTA-ELLENWOOD ROAD; RUNNING THENCE EAST ALONG THE SOUTH SIDE OF OAK CIRCLE 75 FEET TO LOT 5, SAID PLAT; RUNNING THENCE SOUTH 180.6 FEET TO AN IRON PIN; RUNNING THENCE WEST 75 FEET TO AN IRON PIN AT THE SOUTHEAST CORNER OF LOT 3, SAID PLAT; RUNNING THENCE NORTH ALONG THE EAST LINE OF SAID LOT 179.5 FEET TO OAK CIRCLE, AND THE POINT OF BEGINNING, BEING IMPROVED PROPERTY WITH A HOUSE THEREON KNOWN AS 2505 OAK CIRCLE, ACCORDING TO THE PRESENT SYSTEM OF NUMBERING IN CLAYTON COUNTY, GEORGIA.

PARCEL ID: 12204A-B008

This Policy consists of pages labeled as Jacket, Schedule A, Schedule B, and Schedule C. This Policy is of no force and effect unless the jacket and all schedules are included, along with any added pages incorporated herein.

Tenant Ledger

Tenants [redacted]
Mobile: [redacted]
Unit: --
Property: Oak Cir 2505 - 2505 Oak Circle Ellenwood, GA 30294
Status: Current
Move in date: 05/01/2017
Move out date: --
Lease Expiration: 06/30/2020
Rent: 815.00
Deposit Paid: 0.00

Date	Payer	Description	Charges	Payments	Balance
Starting Balance					0.00
08/01/2017		Rent Income - August 2017 - Rent Income	750.00		750.00
08/03/2017	[redacted]	Credit Card Payment [redacted]		750.00	0.00
09/01/2017		Rent Income - September 2017 - Rent Income	750.00		750.00
09/03/2017	[redacted]	ACH Payment [redacted]		750.00	0.00
10/01/2017		Rent Income - October 2017 - Rent Income	750.00		750.00
10/04/2017	[redacted]	ACH Payment [redacted]		750.00	0.00
11/01/2017		Rent Income - November 2017 - Rent Income	750.00		750.00
11/02/2017	[redacted]	ACH Payment [redacted]		750.00	0.00
12/01/2017		Rent Income - December 2017 - Rent Income	750.00		750.00
12/05/2017	[redacted]	ACH Payment [redacted]		750.00	0.00
01/01/2018		Rent Income - January 2018 - Rent Income	750.00		750.00
01/04/2018	[redacted]	ACH Payment [redacted]		750.00	0.00
01/25/2018	[redacted]	ACH Payment [redacted]		750.00	-750.00
02/01/2018		Rent Income - February 2018 - Rent Income	750.00		0.00
03/01/2018		Rent Income - March 2018 - Rent Income	750.00		750.00
03/05/2018	[redacted]	ACH Payment [redacted]		750.00	0.00
04/01/2018		Rent Income - April 2018 - Rent Income	750.00		750.00
04/05/2018	[redacted]	ACH Payment [redacted]		750.00	0.00
05/01/2018		Rent Income - May 2018 - Rent Income	750.00		750.00
05/04/2018	[redacted]	ACH Payment [redacted]		750.00	0.00
06/01/2018		Rent Income - June 2018 - Rent Income	750.00		750.00
06/04/2018	[redacted]	ACH Payment [redacted]		788.00	-38.00
06/12/2018		Rent Income - Rent increase should have been done 06/01/18 tenant paid over, increase amount $38.00	38.00		0.00
07/01/2018		Rent Income - July 2018	788.00		788.00
07/04/2018	[redacted]	ACH Payment [redacted]		788.00	0.00
08/01/2018		Rent Income - August 2018	788.00		788.00
08/02/2018	[redacted]	ACH Payment [redacted]		788.00	0.00
08/31/2018	[redacted]	ACH Payment [redacted]		788.00	-788.00
09/01/2018		Rent Income - September 2018	788.00		0.00
10/01/2018		Rent Income - October 2018	788.00		788.00
10/05/2018	[redacted]	ACH Payment [redacted]		788.00	0.00
11/01/2018		Rent Income - November 2018	788.00		788.00
11/01/2018	[redacted]	ACH Payment [redacted]		788.00	0.00
12/01/2018		Rent Income - December 2018	788.00		788.00

Tenant Ledger

Date	Payer	Description	Charges	Payments	Balance
12/03/2018	[redacted]	ACH Payment [redacted]		788.00	0.00
01/01/2019		Rent Income - January 2019	788.00		788.00
01/03/2019	[redacted]	ACH Payment [redacted]		788.00	0.00
02/01/2019		Rent Income - February 2019	788.00		788.00
02/04/2019	[redacted]	ACH Payment [redacted]		788.00	0.00
03/01/2019		Rent Income - March 2019	788.00		788.00
03/01/2019	[redacted]	ACH Payment [redacted]		788.00	0.00
04/01/2019		Rent Income - April 2019	788.00		788.00
04/05/2019	[redacted]	ACH Payment [redacted]		788.00	0.00
05/01/2019		Rent Income - May 2019	788.00		788.00
05/06/2019		Late Fee Income - Late Fee for May 2019	78.80		866.80
05/28/2019	[redacted]	Payment [redacted] May Rent & Late fee		900.00	-33.20
06/01/2019		Rent Income - June 2019	788.00		754.80
06/06/2019		Late Fee Income - Late Fee for Jun 2019	78.80		833.60
06/15/2019	[redacted]	ACH Payment [redacted]		833.60	0.00
07/01/2019		Rent Income - July 2019 - Rent Income	815.00		815.00
07/01/2019	[redacted]	ACH Payment [redacted]		815.00	0.00
Total					**0.00**